Exhibit 99.1

Effortless Banking
Building a Unique High Performing Banking Model
Customers Bancorp, Inc.

Overall Corporate
Strategy
Jay Sidhu

Forward-Looking Statements
This presentation as well as other written or oral communications made from time to time by us, may contain certain forward-
looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,”
“may,” “will,” “should,” “plan,” “intend,” “target,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals that involve risks and uncertainties. These forward-looking statements are only predictions and estimates regarding future events and circumstances and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions by us that may not prove to be correct.
Important factors to consider and evaluate in such forward-looking statements include:
•  changes in the external competitive market factors that might impact our results of operations;
•  changes in laws and regulations, including without limitation changes in capital requirements under the federal prompt corrective action regulations;
•  changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;
•  our ability to identify potential candidates for, and consummate, acquisition or investment transactions;
•  the timing of acquisition or investment transactions;
•  constraints on our ability to consummate an attractive acquisition or investment transaction because of significant competition for these opportunities;
•  the failure of the Bank to complete any or all of the transactions described herein on the terms currently contemplated;
•  local, regional and national economic conditions and events and the impact they may have on us and our customers;
•  ability to attract deposits and other sources of liquidity;
•  changes in the financial performance and/or condition of our borrowers;
•  changes in the level of non-performing and classified assets and charge-offs;

Forward-Looking Statements
• changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements;
• the integration of the Bank’s recent FDIC-assisted acquisitions may present unforeseen challenges;
• inflation, interest rate, securities market and monetary fluctuations;
• the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;
• changes in consumer spending, borrowing and saving habits;
• technological changes;
• the ability to increase market share and control expenses;
• continued volatility in the credit and equity markets and its effect on the general economy; and
• the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the
 Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;
• the businesses of the Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected;
• material differences in the actual financial results of merger and acquisition activities compared with expectations, such as with respect to the full realization of anticipated cost savings and revenue enhancements within the expected time frame;
• revenues following any merger being lower than expected; and
• deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees being greater than expected.
     These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Accordingly, there can be no assurance that actual results will meet expectations or will not be materially lower than the results contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable law.

Forward-Looking Statements
This presentation also includes estimated guidance regarding our fully diluted earnings per share for the years 2014 and
2015, which we have previously disclosed and is subject to the assumptions and qualifications included in that previous disclosure. The guidance consists solely of estimates prepared by management based on currently available information and assumptions of future performance of the company and the general economy.  Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to the guidance and, accordingly, does not express an opinion or any other form of assurance with respect to this data.  Our actual results may differ from the guidance, and any such differences could be material.  Accordingly, undue reliance should not be placed on this information. The factors discussed above should be considered and evaluated with respect to our guidance.  In addition, this presentation depicts a hypothetical scenario based on our having assets of $6.5 billion and certain additional assumptions relating to our strategic plan, including assumptions as to loan assets, return on average assets, return on average equity and efficiency ratio. This hypothetical scenario is not intended to alter or supplement our estimated guidance.  As a result, you should not consider this information to be a projection or estimate of our anticipated future performance.

My Agenda
1. The changing face of banks in the United
 States
2. Our approach in positioning bank to take
 advantage of this changing environment
3. Customers Bancorp: Where we started
 and where we are headed
4. Organic growth vs. M&A growth
5. Why Bank Mobile is an additional vertical
6. What investors should expect from CUBI

Customers Bancorp, Inc.

| Name | Title | Years of Banking Experience | Background |
|---|---|---|---|
| Jay S. Sidhu | Chairman & CEO | 38 | Chairman and CEO of Sovereign Bank & Sovereign Bancorp, Inc. |
| Richard A. Ehst | President & COO | 46 | EVP, Commercial Middle Market, Regional President (Berks County) and Managing Director of Corporate Communications at Sovereign Bank |
| Robert E. Wahlman, CPA | Chief Financial Officer | 33 | CFO of Doral Financial and Merrill Lynch Banks; various roles at Bank One, US GAO and KPMG. |
| Steve Issa | EVP, New England Market President, Regional Chief Lending Officer | 37 | EVP, Managing Director of Commercial and Specialty Lending at Flagstar and Sovereign Bank. |
| George Maroulis | EVP, Head of Private & Commercial Banking - NY | 22 | Group Director and SVP at Signature Bank; various positions at Citibank and Fleet/Bank of America's Global Commercial & Investment Bank |
| Timothy D. Romig | EVP, Regional Chief Lending Officer | 30 | SVP and Regional Executive for Commercial Lending (Berks and Montgomery County), VIST Financial; SVP at Keystone |
| Ken Keiser | EVP, Director CRE and Multi-Family Housing Lending | 37 | SVP and Market Manager, Mid-Atlantic CRE Lending at Sovereign Bank; SVP & Senior Real Estate Officer, Allfirst Bank |
| Jonathan Lewis | EVP, Managing Director Business Development | 30 | State Manager for NY and NJ for Residential Lending for Allied Home Mortgage Capital Corp., President of Atlantic Coast Bank's Mortgage Division |
| Christopher McGowan | EVP, Managing Director Multi-Family Lending | 15 | SVP & Director of Originations for Capital One / Beech Street Capital, Peoples United Bank and Santander Real Estate Capital |
| Glenn Hedde | EVP, President Banking for Mortgage Companies | 27 | President of Commercial Operations at Popular Warehouse Lending, LLC; various positions at GE Capital Mortgage Services and PNC Bank |
| Warren Taylor | EVP, President Community Banking | 34 | Division President at Sovereign Bank, responsible for retail banking in various markets in southeastern PA and central and southern NJ |
| James Collins | EVP, Chief Administrative Officer | 23 | Various positions at Sovereign including Director of Small Business Banking |
| Thomas Jastrem | EVP, Chief Credit Officer | 36 | Various positions at First Union Bank and First Fidelity Bank |
| Robert B. White | EVP, President Special Assets Group | 27 | President RBW Financial Consulting; various positions at Citizens Bank and GE Capital |
| Glenn Yeager | EVP, General Counsel | 36 | Private practice financial services law firm. Senior Counsel Meridian Bancorp, Inc. |
| Mary Lou Scalese | SVP, Chief Risk Officer | 38 | Chief Auditor at Sovereign Bank |

Highly Experienced Management Team

The U.S. Banking Industry

Customers Bancorp, Inc.

| | |
|---|---|
| Total FDIC Commercial Banks and Savings Institutions | 6,876 |
| Largest Banks > $5 Billion in Assets | (170) |
| FDIC Problem Banks | (467) |
| Small, Non Problem Banks | 6,239 |

| | Number | % of Total Market |
|---|---|---|
| Banks with Positive Earnings | 5,641 | 96.0% |
| Banks NPAs/Total Assets < 1% | 2,716 | 46.2% |

| Bank Failures by Year | |
|---|---|
| 2008 | 26 |
| 2009 | 140 |
| 2010 | 157 |
| 2011 | 92 |
| 2012 | 51 |
| 2013 | 24 |
| **TOTAL FAILURES** | **490** |
| ***% of Total Banks*** | ***6.7*** |

| Great Depression | |
|---|---|
| **TOTAL FAILURES** | **10,513** |
| ***% of Total Banks*** | ***43.7*** |

| Late 80's/Early 90's | |
|---|---|
| **TOTAL FAILURES** | **1,670** |
| ***% of Total Banks*** | ***12.7*** |

U.S. Banking Sector Analysis
Source: FDIC, SNL Financial as of 12/31/2013
Banking Market
Key Market Statistics

Customers Bancorp, Inc.

16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Number of Institutions
15.2
14.5
13.9
13.2
12.6
12.0
11.5
10.9
10.5
10.2
9.9
9.6
9.4
9.2
9.0
8.8
8.7
8.5
8.3
8.0
7.7
7.4
7.2
6.8
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
Assets ($bn)
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Number of Institutions (Thousands)
Total Assets ($B)

Source: FDIC.

U.S. Banking Industry Continues
to Consolidate…Biggest declines in banks below $500 million
Total U.S. Depository Institutions

600
500
400
300
200
100
0
512
47
37
17
9
19
<$1B
$1B - $2B
$2B - $5B
$5B - $10B
$10B - $25B
$25B+

…And Further Consolidation Expected With Over
90% of Remaining U.S. Banks Less Than $1B in Assets
Number of US Banks & Thrifts by Asset Size
Number of Banks & Thrifts Headquartered in DE, MD, NJ, NY, PA and VA by Asset Size
Source: SNL Financial
5,832
295
174
71
46
53
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
<$1B
$1B
-
$2B
$2B
-
$5B
$5B
-
$10B
$10B
-
$25B
$25B+

Customers Bancorp, Inc.

## Net Interest Margin

4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2004
2006
2008
2010
2012
3.34%

## Efficiency Ratio

70.0%
65.0%
60.0%
55.0%
50.0%
2004
2006
2008
2010
2012
64.1%

## ROAA

1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
2004
2006
2008
2010
2012
0.92%

## Loan Growth

20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
2004
2006
2008
2010
2012
5.2%

## NPAs / Assets (1)

2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2004
2006
2008
2010
2012
1.09%

## TCE / TA

9.00%
8.00%
7.00%
6.00%
5.00%
2004
2006
2008
2010
2012
8.11%

Since the End of the Crisis, U.S. Banks Have Also Shown
Meaningful Improvement Across Operating, Credit
and Capital Performance Metrics
___________________________
Source: SNL Financial. Median performance metrics for top 50 U.S. banks.
1. Nonperforming assets defined by SNL Financial as nonaccrual loans and leases, renegotiated loans and leases, and real estate owned.
U.S. Bank Operating Environment
Strong loan growth in recent years in a
challenging operating environment
Asset quality has shown substantial improvement
since the end of the credit crisis
NIM has gradually declined over the past several years
Efficiency ratios have meaningfully increased
since 2009
After declines during the crisis, ROAA has
rebounded in recent years
Strong capital levels in response to new environment

Customers Bancorp, Inc.

4.00%
3.50%
3.00%
2.50%
2.00%
3.34%
3.17%
'04 '05 '06 '07 '08 '09 '10 '11 '12 '13
Median
CUBI

120%
100%
80%
60%
40%
64.1%
56.0%
'04 '05 '06 '07 '08 '09 '10 '11 '12 '13
Median
CUBI

3.00%
0.50%
-2.00%
-4.50%
0.92%
0.95%
'04 '05 '06 '07 '08 '09 '10 '11 '12 '13
Median
CUBI

200%
150%
100%
50%
0%
-50%
16.2%
5.2%
'04 '05 '06 '07 '08 '09 '10 '11 '12 '13
Median
CUBI

5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
1.09%
0.45%
'04 '05 '06 '07 '08 '09 '10 '11 '12 '13
Median
CUBI

10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
9.23%
8.11%
'04 '05 '06 '07 '08 '09 '10 '11 '12 '13
Median
CUBI

Customers Bancorp, Inc. Has Already Out Performed The Median
Or Kept Pace With The Improvement of US Banks
Efficiency Ratio
Net Interest Margin
ROAA
NPAs / Assets (1)
Loan HFI Growth
TCE / TA
___________________________
Source: SNL Financial and Company Documents. Median performance metrics for top 50 U.S. banks.
1. Nonperforming assets defined by SNL Financial as nonaccrual loans and leases, renegotiated loans and leases, and real estate owned Customers nonperforming loans do not include covered loans..
U.S. Bank Operating Environment
Strong loan growth in recent years in a
challenging operating environment
Asset quality has shown substantial improvement
since the end of the credit crisis
NIM has gradually declined over the past several years
Efficiency ratios have meaningfully increased
since 2009
After declines during the crisis, ROAA has
rebounded in recent years
Strong capital levels in response to new environment

Customers Bancorp, Inc.

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.78%
0.87%
1.01%
0.89%
$500MM - $1B
$1B - $5B
$5B - $10B
$10B+

10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.9%
8.7%
8.4%
8.5%
$500MM - $1B
$1B - $5B
$5B - $10B
$10B+

80%
60%
40%
20%
0%
71%
69%
66%
66%
$500MM - $1B
$1B - $5B
$5B - $10B
$10B+

2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.59%
1.37%
1.36%
1.19%
$500MM - $1B
$1B - $5B
$5B - $10B
$10B+

Return on Average Equity
Efficiency Ratio
NPAs
Return on Average Assets
Source: SNL Financial on an LTM basis as of 4Q2013
Smaller Banks Lacking Scale to Get to 1.0% ROA

Customers Bancorp, Inc.

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.78%
0.87%
1.01%
1.00%
0.89%
$500MM - $1B
$1B - $5B
$5B - $10B
$10B+
Industry
Customers Bank 3-5 Yr Goal

14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
7.9%
8.7%
8.4%
12.0%
8.5%
$500MM - $1B
$1B - $5B
$5B - $10B
$10B+
Industry
Customers Bank 3-5 Yr Goal

80%
60%
40%
20%
0%
71%
69%
66%
45%
66%
$500MM - $1B
$1B - $5B
$5B - $10B
$10B+
Industry
Customers Bank 3-5 Yr Goal

2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
1.59%
1.37%
1.36%
0.25%
1.19%
$500MM - $1B
$1B - $5B
$5B - $10B
$10B+
Industry
Customers Bank 3-5 Yr Goal

Return on Average Equity
Efficiency Ratio
NPAs
Return on Average Assets
Source: SNL Financial on an LTM basis as of 4Q2013
Smaller Banks Lacking Scale to Get to 1.0% ROA

Besides Size, Higher Profitability Key Driver in
Premium Tangible Book Value Multiple
Source: SNL Financial.
Note: All banks with assets between $1.0 billion - $20.0 billion and Texas Ratios less than 75%. Excludes merger targets and MHCs.
P/TBV as of 3/14/2014. ROATCE LTM as of most recent quarter available.
1.04x
1.35x
1.69x
2.20x
7.4%
10.1%
11.1%
13.2%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
0.00x
0.50x
1.00x
1.50x
2.00x
2.50x
0
-
25% Percentile
25
-
50% Percentile
50
-
75% Percentile
75
-
100% Percentile
Median P/TBV
Median ROATCE
Customers Bank on pace to
the 75th + percentile

Taking Advantage Of This Changing
Environment
Organic vs. M&A Growth Strategies

Customers Bancorp, Inc.

Creativity
-------->
Simplicity
Market Decline
Market Recovery

Where We are in the Cycle
Stages in a Typical Market Recovery Cycle
Market
Decline
Assisted
Transactions
Alternative Structures:
• Reorg/Recap
• Earnouts
• Bankruptcy (363 / Pre-
 Pack Structures)
• Good Bank / Bad Bank
Traditional
M&A
Lower valuations,
distressed targets with
higher credit marks
Higher valuations,
normalized credit
marks
▪ Entered a new stage in the Recap/Reorg and M&A cycle
▪ Volume of FDIC assisted deals continues to decline
▪ Majority of 10% + growth is M&A driven. Few strong “organic” growth banks emerging
▪ Separation between “builders”, “sellers” and “watchers”
▪ New models of “banking” emerging
Stage 1
Stage 2
Stage 3
We are
here

Customers Bancorp, Inc.

| State | # of Banks | Total Assets ($BN) | Median Asset Size ($MM) | Median Core ROAE |
|---|---|---|---|---|
| MA (Boston MSA Only) | 69 | $19.7 | $263 | 3.3% |
| NJ | 62 | $19.2 | $256 | 3.1% |
| Eastern PA | 56 | $17.6 | $250 | 5.9% |
| MD | 56 | $14.4 | $239 | 3.7% |
| NY (NYC MSA Only) | 47 | $13.2 | $214 | 3.9% |
| CT | 25 | $9.1 | $399 | 2.9% |
| DE | 7 | $1.8 | $274 | 3.3% |
| RI | 4 | $0.8 | $154 | 2.9% |
| DC | 3 | $1.0 | $354 | 2.4% |
| Total | 329 | $96.8 | $251 | 3.6% |

Rochester
Syracuse
VERMONT
NEW HAMPSHIRE
Manchester
NEW YORK
MASSACHUSETTS
Springfield
Providence
UNITED STATES
Hartford
Waterbury
RHODE ISLAND
New Haven
Bridgeport
Stamford
PENNSYLVANIA
Paterson
Baltimore
Washington D.C.
Alexandria
Delaware Bay
DELAWARE
Atlantic Ocean

Customers Bancorp’s Headquarters

Public Companies’ Headquarters
Private Companies’ Headquarters
Potential M&A Target For CUBI
Source: SNL Financial. Data as of most recent quarter available. Excludes merger targets. Eastern PA defined as the Allentown MSA and east of the Allentown MSA.
Public and Private Banks and Thrifts with Assets Less than $750 Million
Wyomissing

Role of CEO and Board …
Especially in this environment
1. Absolute clarity of your vision, strategy, goals and
 tactics; there must be absolute alignment
 between board and management
2. Become a master of your internal environment
 ▪ What’s going on inside your bank
3. Be a master of your external environment
 ▪ Competition, economy, technology, regulatory,
 etc.
4. Highest level of integrity and fairness in all we do
5. Passion for continuous improvement

How Do We Deal With these Issues
Impediments to Growth
External Forces
• Role of traditional bank branches
 changing very rapidly
• Mobile banking fastest growing channel
• Banks of all sizes revisiting their
 business strategies, revenue generation
 models and cost structures
• Technology & customer need, desires
 and style changing rapidly
• Traditional CRE lending very difficult to
 do
• Very little consumer loan growth
• Good banks experiencing 60%+/-
 turndown rates for C & I loans
• Mortgage banking revenues down
 dramatically
• Regulators have no appreciation or
 incentive to see banks grow profitability
Business Issues
Model for Shareholder Value
Creation
• Start bank and sell at 2 to 3x book no
 longer an option - what do small
 privately held banks do?
• Equity markets not available to small
 banks
• Banks need to earn 10% or more ROE if
 they want to remain independent
• Consistent ROE of 12%or greater and
 ROA of 1% or greater being rewarded
 well by market
• Slow economic growth
• Low good quality consumer and
 business loan demand
• Difficult to attract good talent
• Very difficult and inconsistent regulatory
 environment
Issues facing
Boards &
CEO’s
• What is our unique
 strategy for revenue and
 profitable growth
• How do we attract and
 retain best talent?
• How do we take
 advantage of technology?
• How do we deal with
 growing compliance
 burden?
• How do we lower our
 efficiency ratios?

Customers Bancorp, Inc.

## Create Deployment Challenges

12.0%
11.5%
11.0%
10.5%
10.0%
9.5%
9.0%
10.0%
10.3%
11.3%
11.1%
11.3%
11.4%
11.6%
11.5%
11.3%
11.1%
11.3%
11.0%
11.1%
10.7%
9/30/10
12/31/10
3/31/11
6/30/11
9/30/11
12/31/11
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
Tier 1 Common Ratio

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
3.50x
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
ROATCE
Return on Investment (ROATCE/(P/TBV))
P/TBV

- Expense management

BB&T
PNC
M&T Bank
City National Bank

usbancorp
State Street
Wells Fargo

First Republic Bank
Texas Capital Bank
Signature
Capital One
Customers Bank

Source: SNL Financial.
[1] Includes data for top 50 U.S. banks by assets.

▪ Innovator /
 disruptor
▪ Differentiated /
 Unique model
▪ Technology savvy
▪ Product dominance
The Thesis on Current
U.S. Banking Environment
Credit Improving - Though Banks Face a
Number of Operational Headwinds
▪ Credit Improving
 ▶ NPAs and NCOs greatly declining across the sector
▪ Asset Generation
 ▶ Banks are starved for interest-earning assets and exploring new asset classes, competing on price and looking into specialty finance business /
 lending
▪ NIM Compression
 ▶ Low rate environment for the foreseeable future will continue to compress NIM
 ▶ Several institutions have undergone balance sheet restructuring to alleviate near-term NIM pressure
▪ Operational leverage
 ▶ Expense management is top of mind as banks try to improve efficiency in light of revenue pressure and increased regulatory / compliance costs
Capital Accumulation Continues To
ROI Continues to Trend Below 10% Despite
Being Modestly Higher Than Pre-Recession1
Critical to Have a Winning Business Model
▪ Local dominance
▪ Strong credit
 quality
▪ Core deposits
Relationship
Banks
▪ Diversity
▪ Cross sell
▪ Capital efficiency
▪ Higher profitability /
 consistent earnings
Fee Income
Leaders
Innovators

Customers Bank
Executing on Building a Unique High Performing
Banking Model
#1 in USA in Organic Top Line Growth in 2013 & 2012
* Excludes banks below $1 billion in assets

Investment Proposition
▪ ~$5.0 billion asset bank
▪ Well capitalized at 11% + total risk based capital and 9% + tier 1 leverage
▪ Target market from Boston to Washington D.C. along interstate 95
▪ ROA goal of 1% + and ROE of 12% + within 3-5 years
▪ 3.00% net interest margin goal; Targeting efficiency ratio in the 40’s
▪ 97% compounded annual growth in loans since 2009
▪ DDA and total deposits compounded annual growth of 115% and 78% respectively since 2009
▪ 300% compounded annual growth in core earnings since 2011
▪ No charge-offs on loans originated after 2009
▪ 0.32% non-performing assets (non-FDIC covered loans)
▪ Total reserves to non-performing loans of 165.4%
Strong, High Growth, Low Risk, Branch Lite Bank in Attractive Markets
Profitability
Strong Credit Quality
* Includes mortgage warehouse

Investment Proposition
▪ Over half of the loan portfolio will re-price within one year
▪ 40% of loans have an average life of 3.8 years
▪ ~ 20% of deposits are non-interest bearing
▪ Extending liabilities at this time
▪ $150 million in forward starting swaps
▪ Current share price ($21.85) is 13.0x estimated 2014 earnings, and 11.1x estimated 2015 earnings
▪ Price/tangible book estimated at 1.3x and 1.2x for 2014 and 2015 respectively
Low Interest Rate Risk
Valuation
* Includes mortgage warehouse

Customers Bancorp, Inc.

| Phase I Acquired Bank Platform | Phase II Built Strong Foundation | Phase III Leveraging Infrastructure | Phase IV Innovation & Execution |
|---|---|---|---|
| | | | |

Execution Timeline
▪ We invested in and
 took control of a $270
 million asset
 Customers Bank (FKA
 New Century Bank)
▪ Identified existing
 credit problems,
 adequately reserved
 and recapitalized the
 bank
▪ Actively worked out
 very extensive loan
 problems
▪ Recruited experienced
 management team
▪ Enhanced credit and risk
 management
▪ Developed infrastructure
 for organic growth
▪ Built out warehouse
 lending platform and
 doubled deposit and loan
 portfolio
▪ Completed 3 small
 acquisitions:
 – ISN Bank (FDIC-
 assisted) ~ $70 mm
 – USA Bank (FDIC-
 assisted) ~ $170 mm
 – Berkshire Bancorp
 (Whole bank) ~ $85
 mm
▪ Recruited proven lending
 teams
▪ Built out Commercial and
 Multi-family lending
 platforms
▪ De Novo expansion;4-6
 sales offices or teams
 added each year
▪ Continue to show strong
 loan and deposit growth
▪ Built a “branch lite” high
 growth Community Bank
 and model for future
 growth
▪ Goals to ~12%+ ROE;
 ~1% ROA
2009
Assets: $350M
Equity: $22M
2010-2011
Assets: $2.1B
Equity: $148M
2012-2013
Assets: ~$4.2B
Equity: ~$400M
1Q 2014
Assets: ~$5.0B
Equity: ~$401M
▪ Single Point of Contact
 Private Banking model
 executed - commercial
 focus
▪ Introduce bankmobile -
 banking of the future
 for consumers
▪ Continue to show
 strong loan and
 deposit growth
▪ ~12%+ ROE; ~1%
 ROA
▪ ~$6 billion asset bank
 by end of 2014
▪ ~$9 billion asset bank
 by end of 2019

What Customers Bank Stands For
Vision ( our dream)
“We want to build a highly successful bank that makes our customers say “WOW”
Mission (the path)
“We achieve our Visions by taking pride in delivering”:
•  Absolutely memorable service to our customers
•  High-touch personal or private banking supported by high-tech for all our customers
•  Concierge Banking by meeting our customers 7 days a week - wherever and whenever
•  Helping our customers succeed
Critical Success Factors (what we consider most important in running a strong bank)
“We will never deviate from the following five critical success factors”:
•  We will always put our customers first and execute that strategy by having the best people on our team
•  Always attempt to maintain the highest quality loans and investments on our books
•  Have best systems, practices and team in place to manage all risks we encounter as we run a profitable bank
•  Strive to grow our revenues 2X greater than expenses
•  Maintain strong capital levels

Disciplined Model for Increasing Shareholder Value
▪ Strong organic revenue growth + scalable infrastructure =
 sustainable double digit EPS growth and increased shareholder value
▪ A clear and simple risk management driven business strategy
▪ Build tangible book value per share each quarter via earnings
▪ Any book value dilution from any acquisitions must be overcome within 1-2 years
▪ Superior execution through proven management team
Disciplined Model for Superior Shareholder Value Creation

Banking Strategy
Consumer Banking Strategy
 • Principal focus is getting deposits in a highly efficient and unique model while meeting the needs of all the
 communities in our assessment area
 • Introduce Bank Mobile and Prepaid business for Gen Y
 and under-banked; strategic partnerships for credit
 services
Business Banking Strategy
 • Loan and deposit business through these segments:
 • Banking Privately Held Businesses
 • Banking High Net Worth Families
 • Banking Mortgage Companies

Consumer Deposit Strategy - High Touch, High Tech
 ▪ Organic deposit growth goals of 20%+ a year from consumers
 ▪ Implementation of
 technology suite
 allows for unique
 product offerings:
 ▪ Remote account
 opening &
 deposit capture
 ▪ Internet/mobile
 banking
 ▪ Free ATM
 deployment in
 U.S.
Cost of Funds + Branch Operating Expense - Fees = ALL-IN-Cost < Competitors
Goal: All-in cost less than competitors funding cost over the long-term

 Technology
 ▪ Low cost banking
 model allows for
 more pricing
 flexibility
 ▪ Significantly lower
 overhead costs vs. a
 traditional branch
 ▪ Pricing/profitability
 measured across
 relationship
 Pricing
 ▪ Experienced
 bankers who own a
 portfolio of
 customers
 ▪ Customer
 acquisition &
 retention strongly
 incentivized
 ▪ Takes banker to the
 customer’s home or
 office, 12 hours a
 day, 7 days a week
 ▪ Appointment
 banking approach
 ▪ Customer access to
 private bankers
 ▪ “Virtual Branches”
 out of sales offices
 Sales Force
 Concierge Banking

Customers Bancorp, Inc.

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
CAGR: 78%
$29
$83
$201
$88
$389
$769
$151
$719
$713
$257
$1,004
$1,180
$536
$1,298
$1,125
$694
$1,617
1,295
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Mar-14
CD's
Money Market & Savings
DDA

$750
$600
$450
$300
$150
$0
CAGR: 115%
$10
$18
$15
$77
$34
$124
$42
$251
$57
$500
$57
$662
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Mar-14
Non Interest Bearing DDA
Interest Bearing DDA

2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
CAGR: -24%
2.10%
1.71%
1.19%
0.87%
0.70%
0.64%
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Mar-14

## Total Deposits per Branch ($mm)

$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
CAGR: 45%
$35
$97
$112
$129
$152
$173
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Mar-14

Deposits: Organic Growth With Controlled Costs
Source: Company data.
Total Deposit Growth ($mm)
Average DDA Growth ($mm)
Cost of Deposits
Customers strategies of single point of contact and recruiting known teams in target markets produce rapid deposit growth with low total cost

Customers Bancorp, Inc.

Loan Growth
$180
$166
$342
$386
$192
$446
$794
$292
$362
$498
$163
$1,449
$319
$1,060
$763
$325
$745
$577
$1,555
$801
$422
$699
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Mar-14
Consumer & Residential
Multi Family loans
Commercial C&I & Owner Occupied CRE
Non-Owner Occupied CRE
Warehouse loans

## High Growth with Strong Credit Quality

- Centralized credit committee approval for all loans
- Loans are stress tested for higher rates and a slower economy
- No losses on loans originated since new management team took over
- 96% compounded annual growth rate on total loans

Loan Product Mix as of March 2014
Consumer & Residential 14%
Warehouse loans 17%
Non-Owner Occupied CRE 11%
Commercial C&I & Owner Occupied CRE 20%
Multi Family loans 38%

Customers Bank Advantage
All Consumer
Products
All Business
Products
All Non-Credit
Products
Client
Makes
One Call
Client
Private /
Personal
Bankers
Concierge
Bankers
Loan Portfolio Mix ($mm)
Single Point of Contact
High Touch / High Tech
 ▪Creation of solid foundation for future
 earnings

Customers Bancorp, Inc.

1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
$444.8
$557.3
$701.8
$1,021.3
$1,074.8
$164.5
$489.9
2010
2011
2012
2013
Q1 2014
Loans
Deposits

Business Banking Strategy
 Small Business
 ▪ Target companies with less than $5.0 million
                      annual revenue
 ▪ Principally SBA loans originated by small
                      business relationship managers or branch
                      network
 ▪ Current focus PA & NJ markets
 Private & Commercial
 ▪ Target companies with up to $100 million
                       annual revenues
 ▪ Very experienced teams
 ▪ Single point of contact
 ▪ NE, NY, PA & NJ markets
 Banking Privately Held Business
 Business Banking Loan and Deposit Growth ($B)

Customers Bancorp, Inc.

## Multi-Family and CRE Loan and Deposit Growth ($mm)

2,000.0
1,500.0
1,000.0
500.0
-
$1,867.4
$1,295.5
$38.4
$90.7
2010
2011
2012
2013
Q1 2014
Loans
Deposits

Multi-Family and Non-Owner Occupied Commercial Real Estate Banking Strategy
 Banking High Net Worth Families
 ▪ Focus on families that have income
 producing real estate in their portfolios
 ▪ Private banking approach
 ▪ Multi Family and non owner occupied
 income CRE loan products
 ▪ Focus Markets: New York & Philadelphia
 MSAs
 ▪ Average Loan Size: $4.0 - $7.0 million
 ▪ Remote banking for deposits and other
 relationship based loans
 ▪ 342% compounded annual growth rate since
 2011
 ▪ Portfolio grown organically from a start up
 with very experienced teams hired in the
 past 3 years
 ▪ Strong credit quality niche
 ▪ Interest rate risk managed actively

Customers Bancorp, Inc.

## Mortgage Warehouse Banking Loan and Deposit Growth ($B)

1,500.0
1,300.0
1,100.0
900.0
700.0
500.0
300.0
100.0
(100.0)
$386.1
$30.3
$794.3
$46.4
$1,449.5
$113.1
$745.4
$80.8
$955.2
$76.7
2010
2011
2012
2013
Q1 2014
Warehouse Loans
Deposits
Purchased Resi dential Loans

## Mortgage Warehouse Banking Annual Fee Income ($mm)

14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
$5.6
$7.0
2010
2011
2012
2013
Q1 2014

Mortgage Warehouse Banking Strategy
 ▪Private banking focused on mortgage
 companies with $5 to $10 million equity
 ▪Lower interest rate and credit risk line of
 business
 ▪~75 strong warehouse clients
 ▪All warehouse loans classified as held for
 sale
 ▪All deposits are non-interest bearing DDA’s
 ▪Balances not expected to be materially
 higher in 2014
 ▪Loan balances below 2011 levels but fees
 and deposits remain strong
 ▪Selected lending against servicing portfolios
 introduced in 2014
 ▪Opportunistic purchases of variable rate
 mortgage loans
 Banking Mortgage Companies

Customers Bancorp, Inc.

Core Revenue ($mm)
CAGR: 98%
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$8.2
$23.6
$47.5
$92.0
$125.3
Q4
$34.3
Q3
$31.9
Q2
$31.7
Q1
$27.4
Q1
$34.3
2009
2010
2011
2012
2013
YTD 2014

Net Interest Income ($mm)
CAGR: 95%
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$7.2
$19.4
$38.8
$71.8
$103.2
Q4
$27.7
Q3
$27.0
Q2
$26.0
Q1
$22.5
Q1
$29.5
2009
2010
2011
2012
2013
YTD 2014

CAGR:
300% from
2011
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
($5.0)
($10.0)
($15.0)
$31.9
Q4
$8.2
Q3
$8.3
Q2
$8.2
Q1
$7.2
Q1
$8.3
$17.9
$2.0
($13.5)
($10.8)
2009
2010
2011
2012
2013
YTD 2014

(1)Core income, on a diluted per-share basis is net income before extraordinary items, less the after-tax portion of income from investment gains and nonrecurring items. CAGR calculated from Dec-10 to Mar-13.

These Deposit and Lending Strategies Results in Disciplined & Profitable Growth
Core Net Income (1)
Source: SNL Financial and Company data.
• Strategy execution has produced superior growth in revenues and earnings

Customers Bancorp, Inc.

CAGR: 15%
$17.00
$15.00
$13.00
$11.00
$9.00
$9.66
$12.52
$12.69
$14.40
$15.81
$16.35
Jun-10
Dec-10
Dec-11
Dec-12
Dec-13
Mar-14

| | | | | | | |
|---|---|---|---|---|---|---|
| **BV/Share** | **$9.66** | **$12.52** | **$13.02** | **$14.60** | **$15.96** | **$16.50** |

Strong Growth Provides for Shareholder Value Creation
▪ Per share tangible book value up 31% since December 2010
▪ Focused on continuous growth of TBV aligns executive management compensation with shareholder value creation
▪ Any tangible book value dilution from acquisition must be recovered within 1 to 2 years
Tangible Book Value Growth

Customers Bancorp, Inc.

| | |
|---|---|
| Return on Assets | 1% or greater |
| Return on Equity | 12% or greater |
| Net Interest Margin | ~ 3% |
| EPS | 15% annual compounded growth |
| Efficiency Ratio | ~ 40% * |

| | |
|---|---|
| 2014 EPS | $1.65 - $1.70 |
| 2015 EPS | $1.95 - $2.00 |

Key Financial Targets for the Next 3-5 Years
Focus in future years
•Single point of contact model - “High touch supported by high tech”
•Only superior credit quality niches
•Above average organic growth
•Expense management
Earnings per share growth estimated at ~ 17% year over year
•Assumes no additional common shares are issued during 2014 or 2015
Expecting banking for mortgage companies balances to remain flat and continue to shrink as a percentage of total assets
Strategically aligned technology partners
•Core Banking Platform - Fiserv
•Mobile Banking Platform - Malauzai
Unique branch model
•24 hours concierge bankers
•All-In-Cost (interest expense + operating cost)
•Alternative channels emerging in our model
•Use of technology to reduce branch traffic
•Bank Mobile & prepaid cards
Criteria 3 -5 Year Targets
Year EPS Expectations
*Efficiency ratio = non-interest expenses/(net interest income + non-interest income - securities gains)

Startling Facts About Banks
▪ Banks each year charge $32 billion in over draft fees - that’s allowing or creating over 1 billion over drafts each year….Why??
▪ Payday lenders charge consumers another $7 billion in fees
▪ That’s more than 3x what America spends on Breast Cancer and
 Lung Cancer combined
▪ Combined this is about 50% of all America spends on Food Stamps
▪ Some of banking industries most profitable consumer customers hate banks
▪ Another estimated 25% consumers are unbanked or under banked
This should not be happening in America
We hope to start, in a small way, a new revolution
 to address this problem

Customers Bank Views Itself As A Marketing
Company With A Bank Charter

Customers Bancorp, Inc.

3:05 PM
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bankmobile

Always on.

Mobile Banking - Creating a Virtual Bank for the Future
▪ New banking vertical supplementing Consumer and Community Banking
▪ Marketing Strategy
 ▪ Target technology dependent <35 years old and larger depositors >50 years old segments
 ▪ Reach markets through Affinity Banking Groups
 ▪ Revenue generation from debit card interchange and margin from low cost core deposits
▪ Total investment not to exceed $5.0 million by end of 2015 but expected to be offset by revenues
▪ Expected to achieve above average ROA and ROE within 5 years

Summary
▪ Strong high performing ~$5.0 billion bank with significant growth opportunities
▪ “High touch, high tech” processes and technologies result in superior growth, returns and efficiencies
▪ Shareholder value results from the combination of increasing tangible book value with strong and consistent earnings growth
▪ Attractive risk-reward: growing several times faster than industry average but yet trading at a significant discount to peers
▪ Experienced management team delivers with strong results
 ▪ Ranked #1 overall by Bank Director Magazine in the 2012 and 2013 Growth
 Leader Rankings
▪ Introducing among the 1st mobile banking application for account opening and complete mobile platform based servicing in the USA

Customers Bancorp, Inc.

| | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| OritaniFinancialCorp. | NJ | $3,006 | 1.45% | 8.18% | 38.5% | 17.5% | 17.0% | 14.6% | 18.2% | 0.7% | 182.6% | $723.1 | 1.37x | 16x |

Regional Bank Comparison
High Performance Regional Banks
Source: SNL Financial, Company documents. Market data as of 3/31/2014. Consists of Northeast and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion and most recent quarter core ROAA greater than 90 bps. Excludes merger targets and MHCs.
(1)Customers Bancorp NPAs/Assets calculated as non-covered NPAs divided by total assets. Non-covered NPAs excludes accruing TDRs and loans 90+ days past due and still accruing.
(2)Customers Bancorp Core ROAA & ROAE include adjustments for securities gains along with unusual provision related to significant growth at the end of March.
		MRQ Profitability				Capitalization				Asset Quality		Market Trading
Name	State	Assets ($MM)	Core ROAA	Core ROAE	Effic. Ratio	TCE/TCA	Tier 1 Ratio	Leverage Ratio	Total Capital Ratio	NPA's/ Assets (1)	Reserves/N PL's	Market Cap ($MM)	Price/TBV	Price/LTM EPS
OFG Bancorp	PR	$7,856	1.06%	9.51%	58.4%	8.0%	14.8%	9.5%	16.6%	2.9%	70.0%	$773.6	1.24 x	9.6 x
NBT Bancorp Inc.	NY	$7,753	0.99%	9.10%	64.0%	8.2%	11.8%	9.1%	13.1%	0.8%	116.4%	$1,066.3	na	14.9 x
Provident Financial Services, Inc.	NJ	$7,501	0.92%	6.74%	60.0%	8.4%	11.6%	8.5%	12.9%	2.0%	44.2%	$1,099.6	na	15.1 x
Community Bank System, Inc.	NY	$7,397	1.25%	10.14%	59.2%	7.5%	14.2%	9.5%	15.3%	0.4%	177.0%	$1,586.5	3 x	19.7 x
Boston Private Financial Holdings, Inc.	MA	$6,705	0.96%	10.34%	68.9%	8.9%	13.7%	10.2%	15.0%	1.0%	111.6%	$1,082.4	2.37 x	18.5 x
Tompkins Financial Corporation	NY	$5,042	1.03%	11.01%	64.7%	7.4%	NA	8.7%	13.7%	0.8%	79.6%	$726.0	1.99 x	14 x
S&T Bancorp, Inc.	PA	$4,707	1.23%	9.84%	59.2%	8.9%	12.4%	9.8%	14.4%	1.2%	81.7%	$704.3	1.74 x	13.5 x
TrustCo Bank Corp NY	NY	$4,579	0.88%	10.83%	51.3%	8.1%	17.1%	8.1%	18.4%	1.4%	87.4%	$665.7	1.79 x	16 x
WSFS Financial Corporation	DE	$4,546	1.50%	16.73%	65.5%	8.2%	13.5%	10.7%	14.7%	1.2%	79.9%	$636.4	1.72 x	12.1 x
Dime Community Bancshares, Inc.	NY	$4,280	0.93%	8.73%	48.4%	9.1%	12.5%	9.2%	13.1%	0.8%	65.3%	$623.5	1.62 x	14 x
Sandy Spring Bancorp, Inc.	MD	$4,169	1.09%	8.87%	61.6%	10.4%	14.6%	11.4%	15.9%	1.0%	98.3%	$625.6	1.47 x	14 x
Eagle Bancorp, Inc.	MD	$3,804	1.34%	12.34%	51.9%	10.0%	11.6%	10.8%	13.0%	1.2%	115.2%	$937.7	na	20.1 x
Washington Trust Bancorp, Inc.	RI	$3,194	1.22%	11.56%	59.8%	8.7%	12.4%	9.6%	13.6%	1.2%	69.2%	$623.3	2.29 x	16.6 x
Financial Institutions, Inc.	NY	$3,016	0.95%	10.81%	57.1%	6.6%	10.9%	7.5%	12.1%	0.6%	166.9%	$318.9	1.63 x	12.6 x

Median		$4,579	1.06%	10.1%	59.2%	8.4%	13.0%	9.5%	14.4%	1.0%	87.4%	$723.1	1.63 x	14.9 x

Customers Bancorp, Inc.	MA	$5,014	0.76%	8.5%	60.6%	7.9%	10.9%	9.1%	11.6%	0.4%	162.1%	$507.0	1.28 x	15 x

Aspirational Banks
Signature Bank	NY	$23,104	1.17%	14.25%	36.1%	8.3%	14.1%	8.5%	15.1%	0.3%	235.2%	$6,123.5	3.2 x	24.7 x
Texas Capital Bancshares, Inc.	TX	$12,144	0.97%	10.95%	58.5%	8.7%	9.9%	11.6%	12.7%	0.4%	196.0%	$2,789.7	2.63 x	25.7 x

Customers Bank
Operating Strategies
Richard A. Ehst

Operating Strategies
Critical Success Factors - Driver of Consistent High Performance

Talent & Execution of SPOC
 • Creating an exceptional customer experience at a low cost.
Asset Quality
 • Maintain exceptional underwriting standards.
Master of External Environment
 • Develop keen awareness of external influences on the operating model.
Master of Internal Environment
 • Maintain the culture.
Expense Management
 • Generate $2 in revenue for every $1 in expense.
Well capitalized

Branch Lite
Community Banking
Model
Warren Taylor

Deposit Strategy
Primary Goal - Low cost core deposits from consumers and commercial in
Southeast PA, NY, and NJ.
 Concierge Banking
 ▪ Takes banker to the
 customer’s home or
 office, 12 hours a
 day, 7 days a week
 ▪ Appointment banking
 approach
 ▪ Customer access to
 private bankers
 ▪ “Virtual Branches”
 out of sales offices
 Sales Force
 ▪ Experienced
 bankers who own
 a portfolio of
 customers
 ▪ Customer
 acquisition &
 retention strongly
 incentivized
 Pricing
 ▪ Low cost banking
 model allows for more
 pricing flexibility
 ▪ Significantly lower
 overhead costs vs. a
 traditional branch
 ▪ Pricing/profitability
 measured across
 relationship
 Technology
 ▪ Implementation of
 technology suite allows
 for unique product
 offerings:
 ▪ Remote account
 opening, deposit
 capture & Picture Pay
 ▪ Internet/mobile
 banking
 ▪ Free ATM deployment
 in U.S.
Cost of Funds
Plus: Branch Operating
 Expense
Less: Fees
= All-in Cost < Competitors
Goal: All-in cost less than wholesale funding cost over the long-term

1.64%
Deposit Strategy- High Tough, High Tech

Customers Bancorp, Inc.

300
250
200
150
100
50
0
166
111
102
268
0
32
26
162
DeNovo
New Century Bank
Berkshire Bank
USA Bank
Start
Current

Results
Deposits
in
Millions

Customers Bancorp, Inc.

Branch Growth
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
$831
$0
$555
$160
$306
$118
$268
$162
DeNovo 2010
NCB 2009
Berkshire 2011
USA Bank 2010
Start
2013

Results
347%
260%
165%

Customers Bancorp, Inc.

Customers Bank
ATM
Customers Bank

Wyomissing Office
1.19%
All-In Cost
$163
Million in
deposits
$22.6
million in
DDAs

Hamilton, NJ Office
Low
Overhead
Rent
$24,000 / yr
$134 million
in deposits

Conclusion
 • Effortless banking coupled with:
 • Maintaining extremely low overhead
 • Hiring the best bankers in the market
 • Providing a better value proposition for customers
 • Service designed to build relationships and loyal
 customers.
 • Convenience via technology that enables customers
 to manage their money from anywhere, anytime
 • We support our Commercial partners through SPOC
 • But… what if we could:
 • Drive overhead lower, “Branch” anywhere, increase
 our value proposition even more, target customers
 better, and open thousands of accounts in a day?

Banking to Private
Owned Business’
George Maroulis
Steve Issa
Tim Romig

CB Private & Commercial Banking
New York Metropolitan Division
George Maroulis
gmaroulis@cbpcb.com
212.843.2490

Overview of CB Private & Commercial Banking
Vision/Mission of Division
❖Our mission is to grow organically to $1 Billion in earning assets and liabilities, respectively, within 4 - 5 years; and build a highly successful bank that makes our customers say “wow!”
❖Provide absolutely memorable service to our customers.
❖High-tech, high touch private banking model for all of our customers
Values
❖Always putting our customers first
❖Practicing the highest level of integrity
❖Delivering exceptional results for our investors, customers, and team members
Execution
❖New York Metropolitan Area (NYM, NY Metro): the world’s most lucrative & competitive banking market
❖Compete using a unique game-changing model
❖Attract deposits with the current operating model
❖Model produces better assets and deeper relationships
❖Organic, low-cost growth yields superior and sustainable ROE over time
❖Model produces a superior efficiency ratio
❖Model aligns the interests of shareholders, customers, team members & management

Fairfield
Westchester
Bronx
New York
Queens
Kings
Richmond

NEW YORK
CONN.
NEW JERSEY

New York Metro Footprint
CBPCB’s New York Metro (NYM) Division
❖NYM’s primary footprint is our assessment area
❖NYM’s secondary footprint is defined as the Federal Reserve Bank’s Second District
❖Banking Groups follow their clients beyond the primary marketing area
Primary Market
Secondary Market

New York Metro Opportunity
Compete By Being Unique
❖Execute on a unique operating model that affords us to
compete in overbanked yet underserved markets by being
different
❖Game changing method of interacting with your
clients/customers using a high-tech, high-touch
model via a single point of contact
❖Make every client/customer feel like they are our only
client/customer
❖$1 billion deposits = only a 0.077% market share
❖Longstanding and deep relationships in the C&I lending
world located within a 20 block radius of our Manhattan
Divisional headquarters.
"While big banks have
traditionally had an
advantage over smaller
banks in terms of
convenience of branch
locations and technology,
their disadvantage was
often in the personal
service customers
desired"¹
-- Jim Miller
Senior Director of Banking
J.D. Power & Associates
¹ Press Release: J.D. Power and Associates Reports. 19 April 2013.

Customers Bancorp, Inc.

Cash Management
Residential Real Estate
Credit Cards
Commercial Real Estate
Commercial Banking
Private Banking
Retail Branch Banking
Call Center
Client Makes Many Calls
How Other Banks Operate/ Traditional Banking Model
"Only Client" Model
Make every client feel as though they are the only client
Client Makes One Call
Banking Group
Cash Management
Residential Real Estate
Credit Cards
Commercial Real Estate
Commercial Banking
Private Banking
Retail Branch Banking

Execution
Single Point of Contact
❖ Aligns the interests of shareholders, clients, team members & management
❖ “Bank within a bank” model yields a superior efficiency ratio over time
❖ Can be integrated into current sales & client management structure
❖ Deeper and more profitable and “sticky” relationships
❖ Higher quality and more profitable assets
❖ Deeper KYC & BSA
  mitigates risk
❖ Minimizes attrition
❖ Scalable

New York Metro Deposits
Division Sourced & Manages More Deposits than 4,634 Institutions in the US ²
¹ The Division’s deposit gathering activities occur solely out of the Bank’s Rye Brook Branch located at 14 Rye Bridge Plaza, Rye Brook, NY 10573.
² Balances and statistic are as of 5 May 2014. As of the same search date there were 6,725 institutions in the United States. Source: FDIC.gov.
¹
With just 1 in-market branch and
in approximately 6 months of
operation, we are 26% of our
$1 billion in deposits
by 2017 goal !

Commercial & High Net Worth Lending
What We Primarily Do in C&I:
❖Commercial and Industrial (C&I) lending to the middle market¹ including primary, bi-lateral, club, assignments, syndicated facilities and other direct lending
❖Business Banking² C&I lending
❖Owner-occupied commercial mortgages
❖Small Business Administration guaranteed lending programs & lending using other government-backed economic incentives
What We Primarily Do With High-net Worth Individuals:
❖ Competitive loan to value facilities for Investor real estate³
❖ Primary and secondary residence portfolio lending
❖ Personal loans >$1 million used for commercial purposes
❖ Secured non-purpose lending4
Competitive Advantage:
❖ Rapid and thoughtful decisioning
❖ Highly experienced in-market chief lending officer
¹ Commercial obligors ≥ $20 million - $2 Billion in total revenue.
² We define Business Banking by deal structure and or total exposure and we do not employ a pure gross revenue definition as is common in the marketplace.
³ We rely on and do not deviate from, the Bank’s Commercial Real Estate policy.
4 Loans secured by marketable securities for non-specified purposes

Why Customers Bank?
Talent in the marketplace is attracted to Customers Bank because of our:
Culture:
❖At the core of the company is a culture built on trust and teamwork—NO SILOS
Values:
❖Shared values that puts customers/clients first
❖Mutual respect among all whom we deal
❖Practicing the highest level of integrity
❖Delivering exceptional results with a positive attitude
Leadership:
❖Jay Sidhu
❖Richard Ehst
❖Entire executive management team
❖Flatter organization

Customers Bancorp, Inc.

## CPPCB NY Metro - 99 Park Avenue, Suite 1550 Loan Production Office /Representative Office

### Perrin - Ziozis Banking Group (Group 1 - C&I)

**Marshall Perrin**
EVP, Banking Group Head
- 31 Years of experience
- BHI, HNB, Citibank, AB - NBG, National Westminster Bank
- Boston University MBA; Marietta College

**Costas Ziozis**
EVP, Co-Banking Group Head
- 23 Years of experience
- BHI, HBN, Citibank, ABN AMRO, AB - NBG, LaSalle, EAB, Nat West
- St. John's University

**Peter McGovern**
Senior Vice President
- 38 Years of experience
- CEIS Review, Citicorp, Fleet, CT. B&T, & Bankers Trust
- New York University MBA; Villanova University
- USN & USNR Commander (total 27 years of military service)

### Abdalla Banking Group (Group 2 - Hybrid)

**Sammy Abdalla**
MD, Banking Group Head
- 16 Year of experience
- Capital One Bank, Wells Fargo, Bank of America, Textron Financial
- Ohio University

**Demetrios Kastanis**
VP, Senior Client Manager
- 10 Years of experience
- Quantic Bank, Alma Bank, Marathon National Bank
- Pace University, MBA & BBA

### Douros Banking Group (Group 3 - Liabilities)

**Peter M. Douros**
SVP, Banking Group Head
- 25 Year of experience
- Signature Bank, SNB, Citibank, UBS, Oppenheimer, Dean Witter
- Fordham University, MBA; New York University

**TBD**
VP, Client Manager

### Kennedy Banking Group (Group 4 - C&I)

**Eugene M. Kennedy, III**
MD, Banking Group Head
- 16 Years of Experience
- FNBNY, JP Morgan Chase, Chase Manhattan Bank
- UCLA - MBA, Trinity College

**TBD**
VP, Client Manager

### Heid Banking Group (Group 5 - C&I Healthcare)

**Blaise Heid**
MD, Banking Group Head
- 29 years of experience
- AMBN AMRO Bank; Tortugas Healthcare
- New York University MBA; University of Washington

**TBD**
SVP, Senior Client Manager

### New York Metro Credit [1]

**J. Monahan**
Chief Lending Officer
- 20 Years of experience
- BNI, HNB, HSBC EAB - ABN AMRO
- Dowling College - MBA, CUNY

**Jim Marruggi**
SVP & Portfolio Manager
- 36 Years of experience
- Citibank, Chemical Bank
- St. Francis College

**Anthony R. Cerminaro**
AVP & Credit Analyst
- 14 Years of experience
- Covarity, Fidelity Bank, RBC Dain Rauscher, Charles Schwab
- University of Wisconsin - Madison

## CPPCB NY Metro - Rye Brook Branch & CBPCB Deposit Production Office (new accounts & customer service)

**Elizabeth Schwartz**
Associate Client Manager
- Bank Hapoalim - Israel
- Pennsylvania State University

**Jacob Danielski**
VP, Client Manager
- Capital One Bank, North Fork Bank
- Baruch College; BMCC

**Gwen Zaffar**
AVP, Associate Client Manager
- Bank of America, MBNA
- Florida A&M University

**Sylwia Wisniewska**
AVP, Associate Client Manager
- Signature Bank, PSFCU
- CUNY

**TBD**
AVP, Associate Client Manager

**TBD**
AVP, Associate Client Manager

Current Banking Groups
¹ The regional Chief Lending Officer (CLO) and the credit staff are locally based at the Division’s NYC office. CBPCB’s CLO reports directly to the Bank’s Chief
 Credit Officer located in Phoenixville, PA. This setup permits the Division to be very responsive to client credit request while simultaneously maintaining a
 “Chinese Wall” between the credit and line functions.

Customers Bancorp, Inc.

Ernst & Young
Bank of America
Citibank
JPMorganChase
Wells Fargo
UBS
Marathon Bank
PNC
Signature Bank
Herald National Bank
Wachovia
Sterling National Bank
Alma Bank
North Fork
Capital One
LaSalle Bank
Bear Stearns
MBNA America
Rice Financial Products Company
Atlantic Bank
Fleet Bank
Dime
OppenheimerFunds
bank hapoalim
Quontic Bank
NatWest
ABN·AMRO
Polish & Slavic Federal Credit Union
Textron Financial
FNBNY Bancorp, Inc.
Bankers Trust
Oppenheimer
HSBC
coverity
The Chase Manhattan Bank
Fidelity Bank
charles SCHWAB BANK
Dean Witter
Chemical Bank
CEIS Review Inc.

Experienced Team
Over 275 years of experience forged at premiere institutions

Customers Bancorp, Inc.

Queensbury
Glens Falls
Hudson Falls
Saratoga Springs
Gloversville
Johnstown
Amsterdam
Schenectady
Colonie
Troy
Albany
Delmar
Bennington
North Adams
Brattleboro
Keene
Greenfield
Pittsfield
Amherst
Northampton
Easthampton
Chicopee
Westfield
Springfield
Leominster
Worcester
Hudson
Catskill
Kingston
Sundown
Winsted
Torrington
Hartford
Manchester
Bristol
New Britain
Willimantic
Waterbury
Meriden
Norwich
Lloyd
Poughkeepsie
Monticello
Newburgh
Middletown
Danbury
Wallingford
Hamden
New Haven
Bridgeport
Mystic
Westerly
Delaware Water Gap National Recreation Area
Stamford
Yonkers
Paterson
Bronx
Manhattan
Queens
Elizabeth
New York
Staten Island
New Brunswick
Freehold Township
Trenton
Asbury Park
Jackson
Medford
East Hampton
Montauk
New York/New Jersey Bight
Phase 1
Phase 2
Phase 3

Why Buy Banks When Seasoned Banking
Group May Be Recruited?
❖ Growth by sourcing seasoned & established
  Banking Groups from competitors.
❖  Branch based talent sourced in branches with
  >$100mm in footings
❖  Each new location can house several groups
❖ Phase 1, 2015 plan: grow to six groups
❖ Phase 2, 2015 - 2016 plan: onboard new groups
 in strategic locations & obtain branch licensing
❖  Phase 3, 2016 - 2017 plan: expand into strategic
 areas of Long Island, Westchester County and
  Northern New Jersey
❖  Preferred locations are close to courthouses,
  major offices complexes and industrial parks
❖  New banking groups will determine new locations
❖  Occupancy rates outside of Manhattan are
  significantly lower and have little or no
 commercial lease tax, resulting in new groups
  attaining profitability over a shorter period

New England Commercial &
Specialty Lending

Team Overview
➢Currently have 2 commercial offices in NE; Providence, RI and Boston, MA and recently opened Specialty group in PA. A total of 18 team members, that provide full commercial banking services in each location.
➢Majority of the team has worked together for over 15 years with a successful track record of starting/building a successful commercial business.
➢Highly talented energized individuals with the right “DNA” that demonstrate strong
“Integrity, Commitment & Values.”
➢Diverse experience in each position within each team structure; providing a “High-
touch world class service” experience to every customer.
➢Depth of long-term relationships with customers and referral sources, ie (CPA’s,
Atty’s, Investment bankers, State and local economic development agencies)
➢Average deal size is $3MM to $10MM.
➢Focused on high quality commercial loans diversified by industry, region and collateral type.
➢Our target industries include, mfg, service businesses, professional firms, distributors, etc..
➢Strong cash mgmt products & services as well as in-market product specialists to offset lack of branches.
NE Commercial Banking

Steve Issa - EVP, Serving as NE Market president & Managing Director of Commercial & Specialty Lending
 ▪ Over 35 years of experience in Commercial Banking in Northeast.
 ▪ Former EVP & Managing Director of Commercial & Specialty Banking at Flagstar Bank, prior to that Sovereign & Fleet Bank.
Paula Pais - SVP, Serving as NE Director of Planning & Administration
 ▪ Over 25 years of experience in Commercial Banking in Northeast.
 ▪ Former VP of Planning & Administration at Flagstar Bank, prior to that Sovereign Bank

Kevin Farrell - SVP, Serving as Market Manager of Commercial & Specialty lending in RI/CT
 ▪ Over 27 years of experience in Commercial Banking in Northeast.
 ▪ Former SVP & Market Manager of Commercial Banking for RI/ SE Mass at Flagstar Bank, prior to that Sovereign & Fleet Bank.
Joe O’Leary - SVP, Serving as Market Manager of Commercial lending in Mass
 ▪ Over 32 years of experience in Commercial Banking in Northeast.
 ▪ Former SVP & Market Manager of Commercial Banking for Mass, prior to that Sovereign & Fleet Bank.
George Drapeaux - SVP, Serving as NE Cash Mgmt Sales Manager
 ▪ Over 25 years of experience in Cash Management in Northeast.
 ▪ Former SVP & Treasury Mgmt Sales Director at Flagstar Bank, prior to that Sovereign Bank.
Lyle Cunningham - SVP, Serving as Managing Director of Specialty Finance
 ▪ Over 28 years of experience in Specialty Finance in Northeast.
 ▪ Former Managing Director at National City bank sponsor finance.
Relationship Managers, Loan Administrators, & Product specialists
 ▪ Seasoned sales teams with avg of 18 yrs in commercial banking in Northeast.
 ▪ Live and work in the communities they serve.
 ▪ Volunteer in community outreach efforts
NE Commercial Banking
Seasoned Management Team

▪ Seamless transition to Customers Bank in Q2 2013 with 100% customer and team member retention.
▪ Total middle market relationships grew by 40% since March, $215MM from $150MM, despite a 78% turndown rate.
▪ 2013 fees totaled $500K.
▪ Instituted a bank wide SWAP program working with Treasury, Finance,
  Credit and Risk Management which resulted in approximately $750K in total first year bank-wide swap fees.
▪ Total commercial deposits were $26MM with cash mgmt fees totaling approximately $120K in revenue.
NE Commercial Banking
2013 Accomplishments

NE Commercial Banking
Strategic Plan to $1Billion GOAL over next 3-4 years
▪ Continue to deliver profitable growth with solid profit margins, strong fee income, relatively flat expenses, steady deposit growth, while maintaining a strong credit culture.
▪ Plan to grow net loan outstanding's on an annual basis, in the $200MM range to achieve the $1Billion over the next 3-4 years.
▪ Plan to add loan fees on cash basis of $1MM within the next 12-18mths.
▪ Continue to cross sell “high tech, high touch” world class products, exceptional service, value & convenience.
▪ Pay for performance by aligning Rewards with Behaviors.
▪ Sustained business development efforts with our key referrals sources for
    Commercial & Specialty finance.

NE Commercial Banking
Strengths & Opportunities
▪ Local decisioning and authority with a Senior credit officers that reside in each market.
▪ Maintain excellent rapport with credit risk admin teams.
▪ Deal screen prepared on each deal to provide quick level of interest.
▪ Quick response time with multiple client touches & communication.
▪       Large banks seem to be internally focused
 o Lack of attention to client needs
 o Very intense & slow credit approval process
 o High turnover of Rm’s - business lines have no authority
▪ Grow & Deepen relationships thru compelling and timely cross-sell/up-sell that will prompt a willingness for Customers Bank to service their entire banking relationship.

Customers Bancorp, Inc.

Business Partners
Trusted Team Members
Right DNA
Engaged Executive Mgmt
Loyal Customers
Loyalty
Consideration & Engagement
Customers
Conversation
Multiple Touches
Cross-Sell
Loyalty
High Integrity
Team Members
Positive Attitude & Energy
Engaged
Trusted Advisors

Right DNA
NE Commercial Banking

Pennsylvania and
New Jersey
Banking Private Owned Business

Investor Day May 2014
Strategic Vision
• Porters model of competitive advantage employing both Cost Leadership and Differentiation to achieve superior financial results.
• Strategically located branches and loan production offices in high performing markets.
•  Leverage technology to cost effectively gather and manage deposits and deploy the low cost deposits to high quality small business and corporate borrowers .
• Differentiate from competition by employing Single Point of Contact strategy.
• The Single Point of Contact strategy will be delivered though a flat, regionally based sales force, with local leadership and decision making capabilities.
•  Outperform the ten billion plus asset banking institutions that have become disconnected from the marketplace, caught in corporate bureaucracy, are slow to respond and compete primarily on price.
•  Outperform local smaller community banks who routinely provide the Private Banking style of service, but lack the effective size, technological sophistication and resources to effectively meet the clients needs.

Investor Day May 2014
Target Market
 • “Mutual Fund” approach to target client base.
 • Average size of credit relationship $2.5 to $7.0 million
 • Broad spectrum of business and industries, no concentrations
 • Clients that need “Value Add” in a relationship
 • Price important but willing to pay up for a relationship
 • Long term relationship oriented
 • Clients with proven track records, experienced management, strong credit quality

Investor Day May 2014
Strengths:
•  Highly skilled team members that can execute the Single point of contact strategy. Private
   Relationship Managers that add value, not just order takers.
•  The Commercial Banking staff has an average of 20 years experience in commercial banking.
•  Technology as a way of doing business. Continued emphasis on Remote Deposit Capture and the adoption of Mobile Banking on both a business and personal level. High Tech and High
    Touch model.
•   Flat organization with no business silos. Private Relationship Manager delivers the Bank to the Client.
•   Localized approval and decision making, bankers are part of the community they serve.
•  Continued emphasis on strong and conservative credit culture, no compromise on credit quality.

Investor Day May 2014
Pennsylvania and New Jersey Where Do We Stand Today
Current Infrastructure and Talent: The Commercial Banking function in Southeastern
Pennsylvania and New Jersey is presently broken down into four (4) regional sales teams and a small business portfolio management/SBA Guaranty Lending Team. Additionally there is a commercial deposit services team consisting of four people that support the entire footprint.
  Team  Private   Portfolio  Average Assets
Region Leader RM    Outstanding Private RM
Berks  1  4    $272 million $54.5 million
Del-Val 1  2    $129 million $43.2 million
Bucks  1  1    $ 70 million $35.0 million
Phila  0  2    $ 11 million $ 5.5 million
Small Bus 1  3    $ 48 million $16.0 million
5 teams 4  12    $530 million $40.0 commercial/$12 sm. bus

Investor Day May 2014
Pennsylvania and New Jersey Where Do We Stand Today
2013 Production Highlights:
 • Originated $265.4 million in new commercial and small business loans.
 • Increased outstanding Loan balances $126 million dollars .
 • Generated a Gain on sale of SBA Guaranty Loans of $1.0 million
 • Increased commercial deposits outstanding by $70.1 million

Investor Day May 2014
Pennsylvania and New Jersey as a One Billion Dollar Market
•  The goal is to make Pennsylvania and New Jersey a $1.0 billion dollar market in three to five years.
•  Execution of the Single Point of Contact Strategy, a unique market strategy
•  Drive business referrals from centers of influence and existing client base.
•  Employ Technology to efficiently gather deposits and manage client relationships
•  Create loyal customer base and limit customer turnover
•  Build out the four (4) existing markets and teams
•  Expand into contiguous sales markets by opportunistically hiring experienced teams.
•  Specialty Teams support the entire regional market
•  Measurable Goals, Metrics and Regional Business Plans

Investor Day May 2014
SBA and Government Guaranty Lending
•  Customers Bank generated SBA 7-A loans totaling $13.2 million with a gain on sale of $1.0 million in 2013
•  Customers Bank ranked in top 10 percent nationwide of 2,344 SBA lenders and number 10 in the
    Philadelphia District, in total SBA guaranty lending.
•  Incorporate SBA loan goals into relationship manager and branch manager goals
•  Expand the SBA sales effort to cover the entire bank footprint from New England to Washington DC.
•  Hire an SBA Sales manager and SBA Specialists in each market.
•  Continue to partner with third party service providers for back office and technical support
•  Increase partnerships with local CDC and other economic development groups in market to generate new loan opportunities
•  Target niche industries including Medical/Dental/Pharmaceutical, Veterinary, Funeral Services and
     Franchise Food and Hospitality Services.
•  Direct marketing into trade publications and conferences on a regional basis.

Investor Day May 2014
New Market Expansion
We will look to be opportunistic and hire teams of experienced commercial lenders in contiguous markets with the below two markets being identified as expansion opportunities.
Mercer County New Jersey:  We are already in this market form a retail branch perspective.
We are presently interviewing a potential team of lenders in this market in the Robbinsville area and would look to locate a team in the Robbinsville, Princeton or Trenton area. It is necessary from a CRA standpoint that we develop a lending presence in this market. This is contiguous to our Bucks County market .
Lancaster County Pennsylvania: This market is contiguous to the Berks market and has similar market characteristics. We have already been approached by a team of lenders to join us but were unable to agree on compensation. We will actively look for other teams in this market.

Banking to High Net
Worth Families
Christopher McGowan
Jonathan Lewis

Banking to High Net Worth Families
Ken Keiser - EVP, Director of Multi-Family and Investment CRE Lending
•Over thirty-seven (37) years as a banking professional including:
•Eight (8) years as SVP and Market Manager responsible for CRE Lending in Sovereign Bank’s Central
PA region
•Twenty-five (25) years with Bank of Pennsylvania (now part of M&T Bank) in various positions including Senior Real Estate Officer
•Worked as a consultant to Banks participating in the FDIC’s Shared Loss Program
Jonathan Lewis - EVP, Managing Director Business Development
•Over thirty (30) years of Lending experience including:
•Eight (8) years as the State Manager for NY and NJ for Residential Lending for Allied Home Mortgage
Capital Corp.
•Former President of Atlantic Coast Bank’s Mortgage Division

Christopher McGowan, - EVP, Managing Director Multifamily Lending (The Meridian Relationship)
•Over 15-years of experience in Commercial Lending in the Northeast.
•Former SVP & Director of Originations for Capital One / Beech Street Capital (Fannie Mae / Freddie
Mac seller servicer), prior to that Peoples United Bank, prior to that Santander Real Estate Capital

Banking The High Net Worth Families (Individuals and Family Offices)
•4 of the top 10 MSA’s are within our core market and house some of the oldest real estate families in the US, primarily NYC and Philadelphia.
•These folks are our target customer for 3 reasons: geography, reputation, net worth &
liquidity.
•These are the folks who have the time tested ability to manage through any type of market.
•Typically 2, 3rd and 4th generation of the family in the business with thousands of multifamily units under management and over 30-years of operational experience. These folks also own other asset types like retail, office and warehouse. Customers has the expertise to execute for all of these but the multifamily loan remains our core focus for these folks.
•Their reputation is paramount. These are not the folks who make late payments, but the flip side is they demand a very high level of service and a quality execution. This what they are used to.
Banking to High Net Worth Families

Banking The High Net Worth Families (Individuals and Family Offices)
• Typical entry to this client base is through a multifamily real estate loan. $4-$7MM average size located in the 5- boroughs of NYC and Philadelphia.
•The Customers Unique 5 Point Approach - build on relationships, speed, flexibility, creativity, certainty of execution that these clients demand.
•Primary focus is also Meridian Capital Group. Largest broker of multifamily loans in the NYC market.
•As we grow as an institution we are exploring all options that our capabilities allow including:
Originating loans for our balance sheet, originating loans to sell to other Banking institutions or investors (servicing retained or released).
•Our unique approach allows us the ability to generate assets in an efficient way and our expertise gives us the tools to meet our customers needs and the needs of the organization.
Banking to High Net Worth Families

High Net Worth Families
Three years ago We were given the task of Building
Lasting Relationships with High Net Worth Families
Phase I-Planting (CRE has been the initial tool to make
introductions)
•Meet
•Set Expectations
•Communicate
•Exceed Expectations
When our customers speak to their friends we want to be a topic of conversation.
The WOW factor.

Results
Phase 2-Polination
Our Results
•$121.5 Million of Loans in first 6 months of 2011
•$399 Million in 2012
•$836 Million in 2013. In the last quarter of 2013 we ramped up to meet
Bank needs.
•$623 Million in the Q1 2014.
•Total deposits currently $75 Million growing at $7 Million per month.
By being responsive to requests, honoring our term sheets and closing quickly we created excitement in the industry.
WE ALWAYS ASK FOR REFERRALS AND DEPOSITS

Harvesting Relationships
Phase 3-Harvesting
•Follow up with customers
•Determine other needs
•Cross Sell Products-In the last 3 months we have identified over $100 million of C&I opportunities
•Get Referrals
Review results and repeat.

Who are our Customers
Customer Mix
•355 Plus Transactions
•150 Different customers
•Five C’s ( Character, Capability, Credit, Collateral, Cash Flow)-We are
highly focused and disciplined.
•We continue to be laser focused on credit quality.
•Our Q1’14 efforts taught us that a thoughtful quick response is a
Strategic Advantage
•Our customers are willing to pay a ¼ of a percent more for quicker execution and certainty
•We believe that we are making an extra $4,500,000 per year as a result of our execution

Banking to
Mortgage Companies
Glenn Hedde

Customers Bancorp, Inc.

$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2006
2007
2008
2009
2010
2011
2012
Refinance
Purchase

Banking for Mortgage Companies
State of the Industry (prior to mid-2013):
•Industry enjoyed strong origination volume post-crisis driven by refinance activity due to low interest rates
•Strong margins due to limited industry capacity
Annual Industry Mortgage Origination Volume -- 2006 - 2012 ($ Tril.)
- Originations are estimates from the Mortgage Bankers Association

Customers Bancorp, Inc.

$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
2013 - Q1
2013 - Q2
2013 - Q3
2013 - Q4
2014 - Q1*
2014 - Q2*
2014 - Q3*
2014 - Q4*
2015 - Q1*
2015 - Q2*
2015 - Q3*
2015 - Q4*
Refinance
Purchase

Banking for Mortgage Companies
Current State of the Industry:
•Mortgage Rate increase in mid-2013 led to 50-60% drop in volume
•Profit margins shrink with excess industry capacity
•Moderate growth predicted in - 2014 thru 2016
Industry Quarterly Mortgage Originations 2013 & 2014 ($ Tril.)
* - Indicates forecasted periods per the Mortgage Bankers Association

Customers Bancorp, Inc.

# CB/Industry Origination Analysis

Customers Bank
Industry**
Millions
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Q1-'10
Q2-'10
Q3-'10
Q4-'10
Q1-'11
Q2-'11
Q3-'11
Q4-'11
Q1-'12
Q2-'12
Q3-'12
Q4-'12
Q1-'13
Q2-'13
Q3-'13
Q4-'13

** Industry originations figures are shown in $100's

Banking for Mortgage Companies
Customers Bank Business Growth
•Business unit grown from $0 in late 2009

Banking for Mortgage Companies
Key Success Factors:
•Very experienced team in sales, credit and operations
•Institutional Understanding/Commitment of Business
•High Service model driven by single point of contact model
•Strong Risk Management Controls
Attractive Financial Results:
•Fee Income
•Deposit Gathering

Banking for Mortgage Companies
Differentiating Factors:
•Financing mortgage servicing rights on a term basis
•Warehouse Construction-to-perm loans and other salable products
•Private Banking for owners of mortgage companies

Customers Bank
Operating Strategies
Q & A

Technology
Jim Collins

Table of Contents
• Customers Bank Advantage……………………………………. 101
• Single Point of Contact - CRM ……………………………....... 102
• Single Point of Contact - Business Intelligence………………     103
• High Touch supported by High Tech……………………………   104
• Malauzai Software……………………………………………….. 105
• BOLTS Partnership……………………………………………….   114
• Security…………………………………………………………….   117
• Conclusion…………………………………………………………   119

Customers Bank Advantage
Cash
Management
Residential
Real Estate
Credit
Cards
Commercial
Real Estate
Commercial
Banking
Retail
Branches
Client
Makes
One Call
Client
High Touch supported by High Tech
Single Point of Contact Banking
Private /
Personal
Bankers
Concierge
Banking
Other Products/
Services

•  Account Management Features: Contact records – demographic information, as well as account history.•  Activity Management Features: Calendars, task assignments, Outlook integration, etc.•  Customer Service Features: Case/ticket management, agent workflow tools, service resolution tools (i.e. decision trees)•  Mobile Support: Dedicated apps, HTML5.•  Reporting and Analytics: Real-time dashboards for marketing, sales and service.•  Sales Management Features: Lead generation, qualification, and pipeline management.

SPOC - Business Intelligence

Data Analytics and Distributed Data Views

•Provisioning the data analytics and mobile distribution will be accomplished by QlikView (Qlik Technologies).
•Leading edge provider for this service and leader in the financial services field particularly
Foundation Data Warehouse Architecture

•Oracle will be the primary database used to support the data warehouse
•Fiserv will be contracted to provide OpenData table updates for consolidated DNA information tables

High Touch supported by High Tech
 High Tech
 ▪Implementation of
 technology suite
 allows for unique
 product offerings:
 ▪ Remote account
 opening
 ▪ Remote & Mobile
 deposit capture
 ▪ Mobile banking
 ▪ Picture Pay
 ▪ Internet Banking
 transition to
 Smart Web App
 Technology
 High Touch
 ▪Takes banker to the
 customer’s home or
 office, 12 hours a day,
 7 days a week
 ▪Appointment banking
 approach
 ▪Customer access to
 private bankers
 ▪“Virtual Branches”
 out of sales offices
 ▪Commercial & Retail
 account opening
 capabilities
 Concierge Banking

Malauzai Software
Customers and Partners
Mission - Cool SmartApps, Easily Managed and Measured
170+ Customers in Live Production with:
 - 15 different core systems
 - 3 different bill payment systems
6 Strong Business Partners
 - Computer Services Inc. - 460+ core customers
 - Catalyst Corporate Federal Credit Union - 1,200+ capitalized members
 - Corporate Central Credit Union - 300+ capitalized members
 - CFC Technology - 500+ payment customers
 - Bottomline Technologies, Inc. - 600+ business and commercial banking customers
 - Jack Henry Symitar Division - 300+ core customers
4 Mobile Platforms - iOS, Android, Native iPad, SmartwebApps
3 Applications - Consumer, Business and Corporate, Enterprise Employee-Facing

Customers Bancorp, Inc.

# People

- Forty+ Full-time Employees
- Strong Leaders
  - **Tom Shen**
    Co-Founder/CEO
  - **Robb Gaynor**
    Co-Founder/Chief Product Officer
  - **Joe Gomez**
    Chief Operating Officer
  - **Lou Anne Moody**
    Chief Sales Officer
  - **Danny Piangerelli**
    Co-Founder/Chief Technology Officer
  - **Steve Reich**
    Chief Partnership Officer

- Strong Board of Directors
  - **Joe McDoniel**
    Former EVP of Digital Insight Corporation (DGIN)
  - **Mike Young**
    Former EVP and Division President of Fiserv, Inc. (FISV)
  - **Steve Powless**
    CEO and Board Member of Computer Services, Inc. (CSVI)
  - **Tony Ficarra**
    EVP of Fidelity National Information Services, Inc. (FIS)
  - **Norm DeLuca**
    Managing Director of Bottomline Technologies, Inc. (EPAY)
  - **Tom Shen**
    CEO and Chairman of the Board of Malauzai Software, Inc.

Malauzai Software

Malauzai Software
Standard “Cool” Features
• Mobile Onboarding- Sign up for a new account via a mobile device
• Real-Time Account Data- Stay up-to-date with your account balances
• Quick Balance- Access balances/history with the touch of a button
• Picture Bill Pay- Take a picture of a bill to make payments
• Mobile Check Deposit- Deposit checks from anywhere, anytime
• Debit Card Management- Turn On/Off your debit card in REAL-TIME
• Personalized SmartApp- End-user defined custom views

Malauzai Software
Advanced “Sizzle” Features
• Can I Buy?- Automated cash calendar that predicts future balances
• Voice Mobile Banking- Allow end-users to talk to mobile SmartApp
• Video Chat- Deliver a superior remote service experience
• Gamification- Mobile rewards program to increase end-user engagement
• Mobile Payments- Pay any merchant, anytime, anywhere (future)
• Mobile Mortgage Quotes- Take a picture of a house & get a quote (future)
• Biometric Login- Increase security with fingerprints, voice and pictures

Innovation
“Can I Buy” Feature
This feature allows a customer to see if they can afford to buy something either today or in the future.  Based on their cash available and an estimate of a future balance, a customer can make an immediate decision on what they can buy.  A customer can take a picture of a bar-code of a product OR enter details manually
(such as for a TV that does not have a package or bar code) AND decide on when they want to buy and the Mobile Banking SmartApp will tell them if they can afford
it.

The SmartApp will automatically predict funds available based on looking at previous transactions i.e., there will be no data entry, which is critical to making this work as if people have to enter data, they will not use the feature.  Think of this as automated Personal Financial Management (PFM).

The “Innovation”:
Helping customers manage their funds i.e. making PFM useful to the masses and the automation as it will require no data entry.

Innovation
Voice Mobile Banking Features
This feature allows a customer to interact with Mobile Banking using voice commands.  First, a customer will be able to hear their balances when they enter the SmartApp.  Especially when the customer is in “SmarText-Mode”, the App will tell them their balance right away.  Second, a customer will be able to access certain features, such as bill pay or P2P by talking to the
SmartApp.

This covers both using voice as an “output” mechanism, i.e. read me my balance and recent history AND using voice as an “input” mechanism, i.e.
Issuing requests to pay a bill or send money to a friend.
The “Innovation”:
Use of voice and ease of interaction with the bank via BankMobile SmartApp.

Innovation
Mobile Picture Banking
This set of features allows the customer to extensively use the camera to perform banking transactions.  Starting with opening an account where they take a picture of their drivers license, through funding the account by taking a picture of a check, and including taking pictures of bills to make payments, the camera will be a main-stay of BankMobile’s SmartApp.

The “Innovation”:

extensive use of the camera which is unique the mobile device.
Real Time Person to Person Payments
This feature allows a customer to transfer money to a friend in REAL-TIME.
 Using a friends debit card, which they take a picture of, a customer can transfer money in seconds to a friend.  This innovation here it REAL-TIME transfers.  Current P2P (via Harland as Customers Bank is doing it) uses
ACH to settle and it keeps volumes very very low.  The debit card number and the Visa settlement rails make this an instant transfer.

The “Innovation”:

REAL-TIME settlement AND the use of the camera to minimize data entry.

Innovation
Cash Deposits Anywhere
This feature allows a customer to make a cash deposit at a merchant such as Walmart and get access to the funds Immediately.  It is called
MoneyPak today (as implemented by Higher One).  The feature uses the GreenDot network to settle the funds.  To our knowledge there are very few banks doing this and one of them is Higher One.

The “Innovation”:
Ability to allow cash deposits from anywhere in the nation and the fact that few others are doing it in association with a bank account (usually used for pre-paid cards).

What is BOLTS all about………
•Serves Community Banks and Credit Unions in Solving Complex Technology
Challenges and Helps them Bring Innovative Products and Services to the Market
Faster, Better, Cheaper
•Uses Process-Centric Approach to Deliver Streamlined Back Office
•Develops Integrated Products that Drastically Reduce Costs by Reducing/Eliminating
Manual Processes
•Leverages Technology to Solve Today’s Demanding Risk & Compliance Challenges
by Embedding Controls in the Process Engine
•Provides Enterprise Business Process Work Flows to Connect 3rd Party Systems with
Bank’s Line Functions to Reduce Errors and Improve Service to Internal and External
Customers
•Provides Support As A Service Using Multi-Channel, Unified, Customer Contact
Management Platform to Address the Needs of Today’s Mobile Customer

BOLTS Partnership
• BOLTS team is providing integration and work-flow based
 framework to ensure a fully automated customer onboarding &
 support solution that includes:
 • Real-time Customer Identification, Verification & Validation
 • Real-time Account Provisioning (Checking and Saving with Overdraft)
 • Real-time Debit Card Provisioning
 • Real-time Exceptions Management
 • Full Integration with Back Office Functions for Fully Automated Work Flow
 • Welcome Kit Provisioning
 • Support Case Management
 • Contact Management Center Solutions for Mobile Customers
 • Information Security Management
• Deep expertise in systems integration & agile product development
• Innovative solutions to reduce operating costs, increase
 efficiencies and expand customer relationships

Customers Bancorp, Inc.

bankmobile
Always on.

Mobile Application Platform
Prospects On boarding workflow
Friday, February 28, 2014
Revision History
Ver 1.0 – 02/28/2014 - Ghan Desai, BOLTS
START
HO Sends Electronic file of Graduating Class to Customers Bank to Prepare the Prospects Database
BOLTS
Data Scrub:
OFAC
Validate Required Data
BOLTS
Prospects Database:
Create Prospects Database to be used for OnBoarding
VALID DATA?
NO
SEND FOR REVIEW
BOLTS
Prospect data pulled by HO Sales Team Members and Verified with the Customer
DATA MODIFICATION NOT PERMITTED BY HO
HTML5
BOLTS REST API
DNA
DISPO?
ON BOARD
NOT INTERESTED – FLAG DO NOT CALL
NO ANSWER – RECYCLE LEAD
BOLTS
CUSTOMER IDENTIFICATION, VALIDATION & AUTHORIZATION
OFAC
QualiFile
ID Verification
EMAIL to Device with Hashed Link for Authorization from the Customer.
FIS QualiFile
Experian
Customers Bank
Compliance:
Communicate to Customer
END
CIP OK?
NO
YES
CUSTOMER
BOLTS
Customer Acceptance:
Privacy Policy
eSign Agreement
Account Agreement
Authorization
HTML5
APPROVED?
YES
NO
RETIRE LEAD
BOLTS
Account Provisioning:
Create Person
Create Accounts
Create WWW Card
Create Debit Card
Transfer Funds
DNA
Customers Bank
Welcome Kit:
Email with App Download Links
Mobile Banking Instructions
Debit Card Issue
PIN
Disclosures(Privacy/eSign/Account)
Customer Support Info
Higher One
Close Account after Balance Transfer is completed
END
Customers Bank
Compliance:
Investigate and Address with Higher One
Contact the Prospect?
END

BOLTS Partnership
Automated Onboarding Business Process

Customers Bancorp, Inc.

## Mobile Application Platform

March 3, 2014

### Phase 1 – Customer Support Channels and Functions

bankmobile
Always on.

LIVE
SUPPORT
CHAT now

#### SELF SERVICE

**BANKING**
- Accounts Summary
- Accounts Details
- Check Images
- Remote Deposit
- Pay Person
- Bill Pay
- Picture Pay
- Internal Transfers
- External Transfers
- Payroll Direct Deposit
- Add Savings Account
- Add Time Deposit
- Request Loan
- Make Loan Payment
- Reports/eStatement

**DEBIT CARD**
- Block
- Unblock
- Report Lost
- Report Fraud

**PROFILE**
- Reset Password
- Change Username
- Alerts
- Address Change
- Email Change
- Phone Change
- PIN Change

**SUPPORT**
- Call
- Email/Contact Me
- Chat
- Social Media

#### CALL CENTER

**BANKING**
- Customer Verification
- Relationship Summary
- Accounts Details
- Check Images
- Transaction History
- Internal Transfers
- External Transfers
- Add Savings Account
- Add Time Deposit
- Request Loan
- Reports/eStatement

**DEBIT CARD**
- Block
- Unblock
- Report Lost
- Report Fraud
- Cancel
- New Issue

**WWW CARD**
- Remove
- Add
- Remove Accounts
- Add Accounts
- Transfer Settings

**PROFILE**
- Reset Password
- Change Username
- Alerts
- Address Change
- Email Change
- Phone Change
- PIN Change

#### LIVE CHAT

**BANKING**
- Customer Verification
- Relationship Summary
- Accounts Details
- Check Images
- Transaction History
- Internal Transfers
- External Transfers
- Add Savings Account
- Add Time Deposit
- Request Loan
- Reports/eStatement

**DEBIT CARD**
- Block
- Unblock
- Report Lost
- Report Fraud
- Cancel
- New Issue

**WWW CARD**
- Remove
- Add
- Remove Accounts
- Add Accounts
- Transfer Settings

**PROFILE**
- Reset Password
- Change Username
- Alerts
- Address Change
- Email Change
- Phone Change
- PIN Change

#### HOW-TO VIDEOS

**EDUCATION**
- Mobile Banking Overview
- Picture Pay
- Bill Pay
- External Transfers
- Internal Transfers
- Remote Deposit
- Managing Security
- Preventing Fraud
- Personal Financial Management

**MARKETING**
- New Products
- New Services
- Discount Offers

**POLICIES**
- Privacy Policy
- eSign Agreement
- Account Agreement

**SUPPORT INFO**
- Call
- Email
- Chat
- Social Media

**COMMUNITY INFO**
- Community Events
- Interviews/Press Releases
- Customers Bank in News
- Customer Stories

#### @CUSTOMERSHELP

**ANNOUCEMENTS**
- Outages
- Security Breaches
- Customer Support Issues
- Positive Experiences
- Direct Messaging

**MARKETING**
- New Products
- New Services
- Discount Offers

**SUPPORT INFO**
- Call
- Email
- Chat
- Social Media

#### FACEBOOK

**ANNOUCEMENTS**
- Outages
- Security Breaches
- Customer Support Issues
- Positive Experiences
- Refer a Friend

**MARKETING**
- New Products
- New Services
- Discount Offers

**SUPPORT INFO**
- Call
- Email
- Chat
- Social Media

#### LINKEDIN

**COMPANY PROFILE**
- Updates
- Security Breaches
- Customer Support
- Positive Experiences
- Refer a Friend
- Jobs
- Financial News

**MARKETING**
- New Products
- New Services
- Discount Offers

**SUPPORT INFO**
- Call
- Email
- Chat
- Social Media

BOLTS Partnership
Customer Support & Contact Management Solutions

Security
Current Threat Environment
•Malware
•Hacking
•Social Engineering
•Identity Theft
•Card Breaches
•ACH / Wire

Customers Bancorp, Inc.

First Data

verafin
A STEP AHEAD.

Trusteer

EARLY WARNING
services

VISA

Security
Solutions & Business Partners
•Enhanced Multi-Factor Authentication
•Intrusion Detection Tools
•Anti-Malware & Anti-Virus Tools
•Vulnerability Management
•Security Administration

Conclusion
 Technology………
 ……………….drives innovation
 ……………….enables a superior customer experience
 ……………….creates operational efficiency
 ……………….supports regulatory, compliance, and security mandates
 ……………….significantly impacts the bottom line of the organization

BankMobile.com
Warren Taylor
Luvleen Sidhu

Banking of the Future
Mobility. Simplicity. No Fees.

Mission
1. Effortless experience
2. Loyalty Creation
3. Win / Win Outcome

- 90% of US Deposits are in "brick and mortar" banks

Opportunity
• Capitol One, Schwab, Ally - have less than 4%
 of US Deposits
• “Big Banks” can’t compete
 • Durbin interchange impact
 • Overhead, structure, bureaucracy
 • Technology lags
 • Value - fees, rates, service

Generation Y
Gen Y
What are their banking expectations?

Customers Bancorp, Inc.

AlixPartners

Google

Four out of five U.S. smartphone owners, use phone to help with shopping

iACQUIRE

70% of mobile searches lead to online action within an hour.

FAST COMPANY

SORRY BANKS,
MILLENNIALS HATE YOU

AMERICAN BANKER

TIME Magazine

Millennials Want Change!

(75%) say they would prefer financial services from the likes of Google, Amazon, and Paypal.

Houston, we have a problem…
Mobility has revolutionized our world…
…however, banks have been slow to adapt
Millennial Desperate for a
Better Banking Experience
(50%) indicate they are counting on start
up firms to overhaul how banks work
A THREE-YEAR STUDY FINDS THAT
MILLENNIALS ARE LOOKING FOR WAYS TO
LIVE A BANK-FREE EXISTENCE IN THE
FUTURE.
With the widespread adoption of
smartphones, the use of mobile banking
services is expected to approach
50% by 2016 versus 15% today

Customers Bancorp, Inc.

bankmobile

Always on.

bankmobile
Always on.

bankmobile is born!
•bankmobile is a virtual bank designed for the on-the-go lifestyle and specific needs of the digital consumer
•Our mission is to make the frustrated millennial say “Wow! I finally found a transparent, effortless bank!
•bankmobile brings all your banking to your smartphone & tablet letting you bank where, when, and how you want

Customers Bancorp, Inc.

bankmobile
Moven
spend, save & live smarter
SIMPLE
GObank
PNC
citi
WELLS FARGO
Santander
JPMorganChase
Bank of America
Capital One 360
USAA
ally
ING

Competition
Customer Target
Branch Density
*
heavy
none
Millennial
Baby Boomers
* not bank

How are we different?
Mobile banking is only an add on service adding
costs
Low rates & High fees
Product offering/pricing the same whether you
open an account in a branch or on mobile device
Defensive: Mobile apps are not used to attract
new customers; Only to respond to demand for
mobile with a costly & large branch network still
there
They just have a mobile banking app…

Customers Bancorp, Inc.

| Institution Name | Ticker | Total Assets ($BN) | Branches Sold | Deposits Sold ($MM) | Branches Closed | Deposits at Closed Branches ($MM) | Total Branches Sold or Closed | Deposits at Branches Sold or Closed ($MM) |
|---|---|---|---|---|---|---|---|---|
| Bank of America Corporation | BAC | $2,149.9 | 169 | $5,344 | 245 | $38,736 | **414** | **$44,081** |
| JPMorgan Chase & Co. | JPM | $2,477.0 | 0 | $0 | 148 | $39,915 | **148** | **$39,915** |
| Wells Fargo & Company | WFC | $1,546.7 | 0 | $0 | 71 | $16,252 | **71** | **$16,252** |
| PNC Financial Services Group, Inc. | PNC | $323.4 | 0 | $0 | 208 | $6,670 | **208** | **$6,670** |
| Citigroup Inc. | C | $1,894.7 | 21 | $1,200 | 48 | $4,301 | **69** | **$5,501** |
| Popular, Inc. | BPOP | $36.7 | 41 | $2,132 | 8 | $981 | **49** | **$3,113** |
| SunTrust Banks, Inc. | STI | $179.5 | 0 | $0 | 123 | $1,888 | **123** | **$1,888** |
| BB&T Corporation | BBT | $184.7 | 0 | $0 | 45 | $1,756 | **45** | **$1,756** |
| Capital One Financial Corporation | COF | $290.5 | 0 | $0 | 48 | $1,546 | **48** | **$1,546** |
| KeyCorp | KEY | $90.8 | 0 | $0 | 62 | $1,046 | **62** | **$1,046** |
| TCF Financial Corporation | TCB | $18.8 | 0 | $0 | 49 | $970 | **49** | **$970** |
| Hancock Holding Company | HBHC | $19.0 | 10 | $60 | 37 | $870 | **47** | **$930** |
| Fifth Third Bancorp | FITB | $129.7 | 0 | $0 | 16 | $727 | **16** | **$727** |
| BOK Financial Corporation | BOKF | $27.4 | 0 | $0 | 16 | $717 | **16** | **$717** |
| M&T Bank Corporation | MTB | $88.5 | 0 | $0 | 30 | $578 | **30** | **$578** |
| Huntington Bancshares Incorporated | HBAN | $61.1 | 0 | $0 | 33 | $570 | **33** | **$570** |
| U.S. Bancorp | USB | $371.3 | 0 | $0 | 41 | $476 | **41** | **$476** |
| Zions Bancorporation | ZION | $56.1 | 4 | $138 | 14 | $331 | **18** | **$469** |
| First Horizon National Corporation | FHN | $23.9 | 0 | $0 | 11 | $468 | **11** | **$468** |
| First Citizens BancShares, Inc. | FCNCA | $22.2 | 0 | $0 | 24 | $445 | **24** | **$445** |
| People's United Financial, Inc. | PBCT | $33.1 | 0 | $0 | 11 | $417 | **11** | **$417** |
| Susquehanna Bancshares, Inc. | SUSQ | $18.4 | 0 | $0 | 18 | $392 | **18** | **$392** |
| Fulton Financial Corporation | FULT | $16.9 | 0 | $0 | 17 | $366 | **17** | **$366** |
| Associated Banc-Corp | ASBC | $24.8 | 3 | $66 | 13 | $293 | **16** | **$359** |
| UMB Financial Corporation | UMBF | $15.9 | 2 | $57 | 14 | $298 | **16** | **$355** |
| Synovus Financial Corp. | SNV | $26.4 | 4 | $205 | 3 | $111 | **7** | **$316** |
| Prosperity Bancshares, Inc. | PB | $18.9 | 0 | $0 | 17 | $288 | **17** | **$288** |
| Bank of New York Mellon Corporation | BK | $368.2 | 0 | $0 | 5 | $288 | **5** | **$288** |
| Regions Financial Corporation | RF | $117.9 | 0 | $0 | 10 | $285 | **10** | **$285** |
| Investors Bancorp, Inc. (MHC) | ISBC | $16.4 | 0 | $0 | 7 | $276 | **7** | **$276** |
| Wintrust Financial Corporation | WTFC | $18.2 | 0 | $0 | 6 | $272 | **6** | **$272** |
| BankUnited, Inc. | BKU | $15.8 | 0 | $0 | 2 | $270 | **2** | **$270** |
| First Niagara Financial Group, Inc. | FNFG | $38.0 | 0 | $0 | 10 | $265 | **10** | **$265** |
| Commerce Bancshares, Inc. | CBSH | $22.8 | 3 | $75 | 11 | $168 | **14** | **$243** |
| East West Bancorp, Inc. | EWBC | $27.4 | 0 | $0 | 4 | $163 | **4** | **$163** |
| EverBank Financial Corp | EVER | $17.6 | 0 | $0 | 1 | $161 | **1** | **$161** |
| Northern Trust Corporation | NTRS | $103.8 | 0 | $0 | 3 | $142 | **3** | **$142** |
| Cullen/Frost Bankers, Inc. | CFR | $24.7 | 0 | $0 | 12 | $120 | **12** | **$120** |
| City National Corporation | CYN | $29.7 | 0 | $0 | 3 | $102 | **3** | **$102** |
| FirstMerit Corporation | FMER | $24.5 | 0 | $0 | 9 | $99 | **9** | **$99** |
| Webster Financial Corporation | WBS | $21.2 | 0 | $0 | 3 | $97 | **3** | **$97** |
| Comerica Incorporated | CMA | $65.7 | 0 | $0 | 5 | $71 | **5** | **$71** |
| Valley National Bancorp | VLY | $16.3 | 0 | $0 | 5 | $69 | **5** | **$69** |
| New York Community Bancorp, Inc. | NYCB | $47.6 | 0 | $0 | 6 | $59 | **6** | **$59** |
| **Total** | | | **257** | **$9,278** | **1472** | **$124,318** | **1,729** | **$133,595** |

Banks are looking for ways to cut
their branch networks
Branch Sales and Closings Since 12/31/12 by Top 50 Largest Banks
Source: SNL Financial. Market data as of 4/30/14, operating data as of most recent quarter

Customers Bancorp, Inc.

ING

ally

SIMPLE

GObank

Moven

bankmobile

How are we different?
Virtual Banks
• Attract age 55+, higher
 balance, rate sensitive
 customer
• Not focused on creating
 simplistic mobile
 experience with innovative
 banking features
Internet Banks
Neo Banks
bankmobile
• One of the first mobile
 virtual bank
• Effortless, simple, superior
 user experience, premium
 customer service, free ATM
 access
• Absolutely NO Fees is our
 goal; HIGHER rates, a full
 suite of banking products
• Commitment to building a
 trusting community of loyal
 customers through
 financial education and
 transparency
• Provide superior user
 experience, simplified
 banking and above average
 customer service
• Revenue model built
 entirely around interchange
 fee from debit or prepaid
 cards
• Do not provide a full suite
 of banking products &
 services. Little cross-sell
 capabilities

Guiding principles
Keep it simple - with goal of NO FEES
Best-in-class user experience and
customer service are how we will win
We need to speak with an authentic
 voice - absolute transparent disclosures
You can’t manage what you can’t
 measure

Product Launch Plans
July 2014
October 2014
• Picture account opening
• Checking account
• Savings account
• Real time account data
• Remote check deposit
• P2P payments
• Picture bill pay
• Traditional bill pay
• Debit card management
 (on/off capability)
• 4 digit pin
• E-statement viewer
• Automated customer service
Jan 2015 & Beyond
• Can I buy feature
• Voice mobile banking
• Gamification
• Biometric login
• Auto loans
• Mortgages
• Credit cards
• Prepaid cards
•  Insurance
• Video chat for personalized
 customer service
• Text chat
• PFM integration
• Marketing offers
• Daily financial tip “push
 notification”
• Increase debit card limit
• Real time P2P payments

Product demo

bankmobile strategy
Who are they?
Why are they
attractive?
How will we
do it?
▪ Ages 18-35; Largest generation at around 84 million
▪ Not just future customers, but influencers
▪ Millennials rank the four largest banks among the 10 least loved brands in
 America
▪ Tech savvy, tech dependent, largest group of mobile users
▪ 33% say they are switching banks in the next 90 days
▪ Overburdened with debt
▪ Purchasing power over $1.3 trillion
▪ Looking for banks to provide financial knowledge and advice
▪ Partnership with Higher One; access to ~250K graduates each year
▪ Create hype and engagement through multiple social media platforms
▪ Utilize college students as brand ambassadors
▪ Develop & distribute content on financial topics to build loyalty & trust
▪ Digital ad campaign
1. PrincipallyTarget Millennials

Customer acquisition
Attract users leveraging a multi-channel marketing approach
Channel	Strategy Detail
PR	Target key blogs & publications. Pitch ‘mobile’ and ‘community bank’ focused message
Social Media	Establish FB & Twitter presence & drive traffic through commentary & questions
Blog	Leverage to give bankmobile a personal touch and communicate our feelings and opinions to users
Conferences & Events	Secure panel & presenter opportunities to promote the bankmobile team & brand
SEO	Entire site is optimized for content search and discovery
Affiliate Marketing	Affiliate sales model / campus ambassadors
Gorilla Marketing	Campus activations, campus tours, etc.
Above the line advertising	Select advertising through digital channels, including paid search and targeted banner ads bankmobile strategy
2. Affinity Marketing
Objective
Partnership
Structure
Examples
▪ Create affinity relationships with not for profits as well as profit generating organizations
▪ Members, followers, or customers must feel passionate about the organizations we partner with
▪ Develop a win/win partnership - Enter into a marketing fee agreement
▪ Customers receive a branded banking experience
▪ We financially compensate the organization our customers are passionate about
▪ We receive loyal banking customers
▪ Credit card companies targeting affinity groups in the 80’s
▪ USAA & Veterans
▪ Bancorp Bank & T Mobile
▪ We plan to target alumni associations, foundations, charities, advocacy groups religious groups etc

Revenue model
bankmobile
Revenue
Model
Interchange Fees
(Debit & Prepaid)
Margin from Interest
Bearing Deposits
Margin from Non Interest
Bearing Deposits
Offering Credit
bankmobile Advantage
Banks below $10B can generate at least 2X more from interchange than banks
>$10B

Goals
Over a 5 year period, acquire ~250,000
customers
Make 1.25% plus ROA
Make 15% plus ROE

“ideas are just one thing; execution
is everything.”
- Jay Sidhu, CEO Customers Bank

Any questions?

Future Financial Model/
Risk Management
Robert Wahlman

What Makes Us Unique
▪ We are building a new kind of bank using technology and relationship building to develop a new kind of customer relationship
▪ Our innovative organic growth model is a great way to build a profitable bank and create shareholder value at a low cost
 o The branch lite, high touch/high tech, single point of contact approach builds strong relationships while it lowers costs
▪ Selective M&A of smaller financial companies gives us access to new geographies or products that we expand with our organic growth model
▪ We focus on rapid growth of strong credit quality niche products and deposit products providing above average returns
▪ We support our businesses with state of the art technology obtained through partners, converting developmental costs to variable costs
▪ Bank Mobile provides an incredible opportunity for future profitable growth

Customers Bancorp, Inc.

| Q1 2014 Actual | Q1 Core Estimate | | Annualized Core as % of Average Assets |
|---|---|---|---|
| $ 29,512 | $ 29,500 | Net interest income | 2.70% |
| 7,590 | 5,000 | Non-interest income | 0.46% |
| 21,169 | 21,000 | Operating expenses | 1.92% |
| 15,933 | 13,500 | Pre-tax pre-provision income | 1.24% |
| 4,368 | 500 | Provision for loan losses | 0.05% |
| 3,429 | 4,700 | Income tax expense | 0.43% |
| $ 8,136 | $ 8,300 | Net income | 0.76% |
| $ 0.32 | $ 0.32 | Fully diluted EPS | |

Q1 2014 Results
• With one time items, in both revenue and expense, of ~ $3.0 million each the net change to our core earnings was immaterial.

Customers Bancorp, Inc.

| Quarterly Performance | | Annualized Core as % of Average Assets |
|---|---|---|
| $ 43,375 | Net interest income | 2.67% |
| 6,000 | Non-interest income | 0.37% |
| 23,000 | Operating expenses | 1.42% |
| 26,375 | Pre-tax pre-provision income | 1.62% |
| 2,000 | Provision for loan losses | 0.12% |
| 8,500 | Income tax expense | 0.52% |
| $ 15,875 | Net income | 0.98% |
| | | |
| $ 0.67 | Fully diluted EPS | |
| 0.95% | Return on average assets | |
| 13.50% | Return on average common equity | |
| 47.00% | Efficiency ratio | |

Hypothetical $6.5 Billion Bank

Customers Bancorp, Inc.

Phase 1: Combine Modeling Into One Process & Phase 4: Ensure Data Integrity
Phase 2
Phase 3
Phase 5
Phase 6
Phase 7
Phase 8
❑ Identify and Quantify Risk
❑ Prioritization of Risk

Customers has adopted a CAMELS+ approach to identify, measure, monitor and control risk throughout the organization. The eight phase process is shown graphically below . . .
❑ Set Risk
 Thresholds/
 Tolerances
❑ Horizontal
 Risk
 Assessment
Capital
Asset
Quality
Liquidity
Sensitivity
+’s
Manage-
ment
Earnings
❑ Vertical Risk
 Assessment
Pre-Phase
❑ Setup Risk
 Committee
❑ Adopt
 CAMELS+
 Approach
Model
Base
Case
Scenario
1. Variable
Stress Tests
2. Enterprise
Wide Stress
Tests
Two
Approaches:
Stress
Test the
Base
Case
Model
Alternative
Scenarios
Pro Forma
CAMELS+
Assessment
CAMELS+
Assessment
Identify
Trigger
Events
Mitigation
Strategies/
Policies/
Procedures

CAMELS + ERM Program
Enterprise Risk Management
Tone at the Top • Risk Management Compliance Program
Board of Directors • Board Risk Committee • Board Audit Committee • Board Compliance Committee
Capital Committee • Loan Committee • Management Risk Committee • Asset Liability Committee • Management Compliance Committee

C	ALCO Capital Committee Treasury	Capital Policy Capital Plan Capital Metrics Capital Stress Testing
A	Risk Management Committee Loan Committee Watch List Committee ALLL Committee Credit and Loan Review	Performance Metrics and Monitoring Migration Analysis Credit Concentration Analysis Underwriting Policies
M	Risk Management Committee Various and numerous Policies and Committees Corporate Ethics Policy	All Metrics and Monitoring All Stress Testing Strategic Plan and Budget All Scorecards Enterprise Risk Management
E	ALCO Business Review Committee FP & A	Annual Budget and Continuous Forecast Annual Strategic Plan Performance Metrics Monitoring Budget to Activate at Manager Level
L	ALCO Treasury Risk Management Committee	Liquidity Plan Liquidity Performance Metrics and Monitoring Contingency Funding Plan Liquidity Stress Testing
S	ALCO Treasury Risk Management Committee	Interest Rate Sensitivity Analysis Interest Rate Risk Metrics and Monitoring Interest Rate Risk Guidelines Interest Rate Risk Stress Testing

CAMELS + ERM Program
Enterprise Risk Management
Tone at the Top • Risk Management Compliance Program
Board of Directors • Board Risk Committee • Board Audit Committee • Board Compliance Committee
Capital Committee • Loan Committee • Management Risk Committee • Asset Liability Committee • Management Compliance Committee

+ + + + + + +	Compliance CRA and Fair Lending Bank Secrecy Act Legal and Regulatory Reputation Operational Risk Information Technology
Board Compliance Committee
Management Compliance Committee
IT Steering Committee
Internal Audit
Legal, Finance, Technology, Operations Functions
Operating Policies and Procedures
Annual Internal Control Review and Effectiveness Assessments
Public Relations Plan
Investor Relations Plan
Security Information Plan

Q & A